AGREEMENT
                                       FOR
                           PURCHASE AND SALE OF ASSETS


                                      AMONG

                                KELLWOOD COMPANY,
                             A DELAWARE CORPORATION
                                   ("BUYER"),


                               FRITZI CALIFORNIA,
                            A CALIFORNIA CORPORATION
                                   ("SELLER"),

                                     AND THE

                             STOCKHOLDERS OF SELLER


                                NOVEMBER 30, 1998




                                    AGREEMENT
                                       FOR
                           PURCHASE AND SALE OF ASSETS

     THIS AGREEMENT FOR PURCHASE AND SALE OF ASSETS (the "AGREEMENT") is made and entered into this 30th day of November, 1998, by and among Fritzi California, a California corporation ("SELLER"), the stockholders of Seller listed on the signature page hereof (individually, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS"), and Kellwood Company, a Delaware corporation ("BUYER").

     WHEREAS, Seller is engaged in the design, marketing and distribution of juniors' and girls' sportswear and dresses and other items of apparel (the "BUSINESS");

     WHEREAS, Stockholders are the record and beneficial owners of all of the outstanding capital stock of Seller and will benefit from the transactions contemplated hereby; and

     WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer substantially all of the assets, properties, rights and claims of the Business, subject to certain of the liabilities of the Business, on the terms and, conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and promises herein contained, the parties agree as set forth below:

                                    ARTICLE I

                                 THE TRANSACTION

     1.1. Purchase and Sale of Assets. At the Closing, Seller shall sell, transfer, assign and deliver to Buyer, and Buyer shall purchase, accept, assume and receive, all right, title and interest in the Purchased Assets. At the Closing, Seller shall accept and assume all of the Assumed Liabilities.

     1.2. PURCHASED ASSETS. The "PURCHASED ASSETS" are all of the assets, properties, rights and claims of Seller (but expressly excluding the Excluded Assets), including the following to the extent owned by Seller:

             (a) All cash, cash equivalents, and marketable securities related to the Business;

             (b)   All accounts and notes receivable;

             (c) All inventories (including piece goods, trims, hang tags, labels, raw materials, work in process, samples, supplies, service parts, purchased parts and goods, and finished goods) located at Seller's facilities, in transit to or from Seller's facilities, or held by Seller or vendors on consignment;

             (d) All tools, dies, jigs, molds, patterns, markers (manual and computerized), forms, machinery and equipment, whether owned or leased, whether in the possession of Seller or vendors;

             (e) All vehicles and rights under vehicle leases (except for those owned and leased vehicles listed on Schedule 1.3);

             (f) All office furnishings, display racks, shelves, decorations, equipment, fixtures and supplies;

             (g) All leaseholds, leasehold improvements, fixtures and other appurtenances and options, including options to purchase and renew, or other rights thereunder as to other than the Owned Real Estate;

             (h) All technical, processing, manufacturing or marketing information, including new developments, inventions, know-how, processes, ideas and trade secrets and documentation thereof (including related papers, blueprints, drawings, chemical compositions, formulae, diaries, notebooks, specifications, designs, methods of manufacture and data processing software) and all claims and rights related thereto;

             (i) All bank accounts, lock boxes and safe deposit boxes (including the contents thereof) which are maintained for use in the conduct of the Business or which contain any assets of the Business;

             (j) All performance and other bonds, security and other deposits, and advances maintained for use in the conduct of the Business;

             (k) All rights in and to the name "FRITZI" and all patents, trademarks, trade names, trade styles, logos and service marks and all applications and registrations therefor and licenses thereof; provided, however, that Seller shall retain the right to use the word "FRITZI" in its corporate title, so long as (i) it does not prevent the Buyer or any affiliate from using the name "FRITZI" or "FRITZI CALIFORNIA" in its corporate title or as a trade name in California and (ii) Seller is not engaged in the apparel industry or retail businesses; and provided, further that in no event shall Seller or the Stockholders use the names "FRITZI CALIFORNIA", "FRITZI, INC.", "FRITZI INCORPORATED", "FRITZI CORP.", or "FRITZI CORPORATION";

             (l) Copyrights and author's rights, whether published or unpublished, including rights to prepare, reproduce and distribute copies, compilations and derivative works;

             (m) All customer files, all lists of customers, suppliers and vendors, all rights and claims under sales contracts, customer orders, service agreements, purchase orders, dealer and distributorship agreements and other similar commitments;

             (n) All rights in, to and under the Material Contracts listed on Schedule 4.23;

             (o) All documents and records relating to the Purchased Assets, or the operations or products of the Business (including historical costing and pricing data), and employment and personnel records for all employees of the Business;

             (p) All accounting books, records, ledgers and electronic data processing materials related to the Business;

             (q) Corporate accounting journals and corporate books of account related to the Business which comprise Seller's permanent accounting or tax records (provided, however, that copies will be available to Seller, upon request);

             (r) Rights under agreements with employees concerning confidentiality and the assignment of inventions;

             (s) All information systems, programs, software and documentation thereof (including all electronic data processing systems, program specifications, source codes, logs, input data and report layouts and formats, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related material) which are used or intended to be used in the conduct of the Business;

             (t) All telephone and telecopy numbers, web sites, domain names, e-mail addresses and other technologies and communication systems used in the conduct of the Business;

             (u) Prepaid expenses, deferred charges and cash advanced by customers of the Business and rights to volume rebates due from suppliers;

             (v) To the extent transferable, all permits, licenses, franchises, product registrations, filings, authorizations, approvals and indicia of authority (and pending applications for any thereof)
     (i) to conduct the operations of the Business and to own (as to assets being transferred hereunder), manufacture, construct, operate and maintain any product, fixture, facility, equipment, vehicle, machinery or installation of the Business or (ii) to store, transport, dispose of, market or sell any goods or any substance (including materials classified as "HAZARDOUS MATERIALS" or "HAZARDOUS SUBSTANCES" or "HAZARDOUS WASTE") used, handled, produced, disposed of, marketed or sold in the operation of the Business, as issued by any governmental agency or instrumentality; and

             (w) All other assets, properties, rights and claims related to the operations of the Business or which arise in or from the conduct thereof;

provided, however, that the definition of the Purchased Assets shall not include any items defined as Excluded Assets in Section 1.3 below.

     1.3. EXCLUDED ASSETS. The following assets (the "EXCLUDED ASSETS") shall not be sold or transferred to Buyer:

             (a) Cash, cash equivalents and marketable securities not related to the Business;

             (b) All real property owned by Seller, including all land, buildings, structures, appurtenances and privileges related thereto (the "OWNED REAL ESTATE");

             (c) Prepaid expenses not assignable to or assumable by Buyer;

             (d)   Refunds pertaining to income tax obligations of Seller;

             (e) All contracts and policies of insurance, including, without limitation, employee group medical, dental and life insurance plans, any individual life insurance policies held by Seller and liability insurance;

             (f) Personal property and vehicles listed on Schedule 1.3 attached hereto; and

             (g) Any reserve related to any liability or obligation excluded pursuant to Section 1.6 hereof.

     1.4. ASSUMED LIABILITIES. At Closing, Buyer shall assume and discharge on a due and timely basis the following liabilities, but only to the extent to which they are recorded and accrued on the Net Asset Statement, or disclosed in the Seller Disclosure Schedule attached hereto, which are not otherwise identified as Excluded Liabilities or Obligations, or, in the case of (c) and
(d) below, incurred in the ordinary course of business, consistent with past practice (the "ASSUMED LIABILITIES"):

             (a)   Liabilities to trade creditors for accounts payable;

             (b) Liabilities and obligations for accrued vacation, sick leave and holiday pay to employees of Seller (whether or not accelerated as a result of the transactions contemplated hereby and whether or not required by applicable law to be paid by Seller);

             (c) Liabilities pursuant to the warranty policies set forth on Schedule 4.25 for replacement of products or to refund the purchase price therefor or otherwise to provide credits for or adjustments with respect thereto, as a result of defects in materials or workmanship;

             (d) Liabilities for customer markdowns, rebates, returns, refunds, discounts and allowances; and

             (e) Long-term debt or other borrowed money, whether secured or unsecured (other than indebtedness secured by Owned Real Estate);

provided, however, that with respect to any item disclosed in the Seller Disclosure Schedule, Seller will record or accrue an adequate liability or reserve, if reasonably required, in accordance with GAAP on the Net Asset Statement to be agreed upon by the parties as provided herein.

     Buyer shall forever defend, indemnify and hold harmless Seller from and against any and all liabilities, obligations, losses, claims, damages (including incidental and consequential damages), costs and expenses (including court costs and reasonable attorneys' fees) related to or arising from Buyer's failure to fully perform and discharge on a due and timely basis the responsibilities of Seller (to the extent assumed as provided herein) with respect to the foregoing.

     1.5. ASSUMED OBLIGATIONS. At Closing, Buyer shall assume and discharge on a due and timely basis the following obligations of Seller (the "ASSUMED OBLIGATIONS"):

             (a)   Obligations under the Real Estate Leases listed on
     Schedule 4.15 attached hereto;

             (b)   Obligations under the Personal Property Leases listed on
     Schedule 4.16 attached hereto;

             (c)   Obligations under the Material Contracts listed on
     Schedule 4.23 attached hereto;

             (d) Obligations under contracts for the delivery of goods or products made and entered into in the ordinary course of business consistent with past practice;

             (e) Obligations under contracts made and entered into in the ordinary course of business which, except for the limitations set forth in Section 4.23, would be listed on Schedule 4.23; and

             (f) Product liability claims for products shipped after the Closing.

     Buyer shall forever defend, indemnify and hold harmless Seller from and against any and all liabilities, obligations, claims, damages (including incidental and consequential damages), costs and expenses (including court costs and reasonable attorneys' fees) related to or arising from Buyer's failure to fully perform and discharge the responsibilities of Seller (to the extent assumed as provided herein) with respect to the foregoing. Buyer further agrees to pay and discharge all of these obligations as they come due.

     1.6. EXCLUDED LIABILITIES AND OBLIGATIONS. Except as expressly set forth in Sections l.4 and 1.5 above, Buyer shall not assume and shall not be liable or responsible for any debt, obligation or liability of the Business, Seller, any Stockholder or any Affiliate of Seller, or any claim against any of the foregoing, of any kind, whether known or unknown, contingent, absolute, or otherwise, subject to Buyer's indemnification obligations under Section 12.4 below. Without limiting the foregoing, except as set forth in Sections 1.4 or
1.5 or as disclosed on the Seller Disclosure Schedule attached hereto, and subject to Buyer's indemnification obligations under Section 12.4, below, Buyer shall not assume, undertake or accept, and shall have no responsibility with respect to, liabilities and obligations (the "EXCLUDED LIABILITIES AND OBLIGATIONS"):

             (a) Related to or arising from the Owned Real Estate (except pursuant to the leases between Buyer and Seller);

             (b) For taxes of any kind (except as reserved against on the Net Asset Statement and taxes related to the transfers contemplated hereby), including federal, state and local taxes on income, sales and use, ad valorem duties and assessments, worker's compensation taxes, FICA contributions and profit sharing deductions and all taxes and charges related to or arising from the transfers contemplated hereby;

             (c) For damage or injury (real or alleged) to person or property arising from the ownership, possession or use of any product shipped by the Business through the Closing Date;

             (d) To employees, including those for accident, disability, health (including unfunded medical liabilities) and worker's compensation insurance or benefits, and all other liabilities and obligations to employees arising from events or occurrences through the Closing Date, except to the extent accrued on the Net Asset Statement;

             (e) Arising from or relating to claims or liabilities for benefits or pay under any employee benefit plan, compensation policy, individual employment contract or collective bargaining agreement, or any severance payment, through the Closing Date including those related to any alleged termination of employment solely as a result of the transactions contemplated hereby, except WARN Act liabilities;

             (f) For expenses, taxes or fees incurred by Seller or any Stockholder incidental to the preparation of this Agreement, preparation or delivery of materials or information requested by Buyer, and the consummation of the transactions contemplated hereby, including all broker, counsel and accounting fees and income taxes;

             (g) Except as disclosed in the Seller Disclosure Schedule, with respect to litigation, if any, pending or threatened on or prior to the Closing Date;

             (h) Arising out of transactions, commitments, infringements, acts or omissions by or on behalf of Seller not in the ordinary course of the Business;

             (i) Except as disclosed in the Seller Disclosure Schedule, due to products sold or services rendered on or prior to the Closing Date with respect to patent, trademark or copyright litigation, including actions for infringement;

             (j) Arising from any liability or obligation of the Business (including those of the kind and character defined as Assumed Liabilities in Section 1.4 or Assumed Obligations in Section 1.5 hereof), but with respect to which no disclosure is made in Seller Disclosure Schedule attached hereto or no reserve or liability has been established on the Net Asset Statement;

             (k) Arising from or in connection with any administrative ruling or other order, stipulation or decree of any federal, state or local agency, or the violation of any federal, state or local act, statute, rule or regulation, decree or ordinance; and

             (l) Arising from or relating to any failure to comply with Environmental Laws on or prior to the Closing Date and acts or omissions that occurred on or prior to the Closing Date that result in actual or threatened liability pursuant to any Environmental Law, defined as all federal, state and local environmental and anti-pollution statutes, laws, ordinances, rules, standards, orders, moratoria and regulations, including the Resource Conservation and Recovery Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Emergency Planning and Community Right-to-Know Act, as amended, the Hazardous Material Transportation Act, as amended, the Federal Insecticide, Fungicide and Rodenticide Act, as amended, the Oil Pollution Control Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and the Occupational Safety and Health Act, as amended, and any state or local counterpart thereof and all rules and regulations implementing any of the foregoing (collectively referred to as "ENVIRONMENTAL LAWS").

Seller and each Stockholder shall forever defend, indemnify and hold harmless Buyer from and against any and all liabilities, obligations, losses, claims, damages (including incidental and consequential damages), costs and expenses (including court costs and reasonable attorneys' fees) related to or arising from the Excluded Liabilities and Obligations.

     1.7. POST-CLOSING OPERATIONS. Buyer shall forever defend, indemnify and hold harmless Seller and each Stockholder from and against any and all liabilities obligations, losses, claims, damages (including incidental and consequential damages), costs and expenses (including court costs and reasonable attorneys' fees) related to or arising from the Business to the extent operated by Buyer from and after the Closing Date, including, without limitation, associated with products sold by Buyer after Closing.

                                   ARTICLE II

                           CONSIDERATION FOR TRANSFER

     2.1. Consideration. The aggregate consideration for the Purchased Assets shall be as follows:

             (a) Eight Hundred Forty-Four Thousand (844,000) Shares of Buyer's common stock, par value $.01 per share (the "KELLWOOD COMMON STOCK");

             (b) Each share of Kellwood Common Stock will include associated rights to acquire Buyer's Series A Junior Preferred Stock, pursuant to a Rights Agreement between Buyer and New York Trust Company as successor to Centerre Trust Company of St. Louis, dated June 24, 1986, as amended; and

             (c)  Assumption of the Assumed Liabilities and Assumed
     Obligations.

     2.2. STOCK PRICE. The price per share of the Kellwood Common Stock to be used for certain purposes herein (the "PER SHARE VALUE") will be Twenty-Seven Dollars ($27.00) per share, the closing price per share on The New York Stock Exchange on the date hereof.

     2.3. ADJUSTMENT OF CONSIDERATION. The consideration paid for the Purchased Assets shall be reduced in the event that the net asset value of the Purchased Assets less the Assumed Liabilities (the "NET ASSET VALUE") as of the Closing Date reflected on the Net Asset Statement prepared in accordance with
Section 3.2 hereof is less than Eighteen Million Three Hundred Thousand Dollars ($18,300,000). Such reduction will be reflected in a deduction from the number of shares of Kellwood Common Stock delivered to Seller pursuant to Section 2.1, based upon dividing such shortfall in Net Asset Value by the Per Share Value.

     2.4. ALLOCATION OF CONSIDERATION. The consideration for the Purchased Assets shall be allocated by Buyer and Seller pursuant to Schedule 2.4 hereto. The allocation shall be used for all purposes, including preparation and filing of Internal Revenue Service Form 8594 with respect to the transactions contemplated hereby.

     2.5. ESCROW AGREEMENT. Forty thousand (40,000) shares of the Kellwood Common Stock issued as consideration pursuant to Section 2.1(a) shall be placed in escrow pursuant to the terms and conditions of an Escrow Agreement between Buyer and Seller in substantially the form attached hereto as Attachment I (the "ESCROW AGREEMENT"), which shares shall be available to fund and satisfy indemnification payments, if any, due from Seller and Stockholders to Buyer hereunder. The value of a share of Kellwood Common Stock used to fund indemnification payments (whether through the escrow or tendered outside of escrow (which Seller or the Stockholders may elect to do) to satisfy any indemnification obligations under the Agreement) shall be the Per Share Value; provided, however, that only shares issued to Seller (including shares placed in escrow) at Closing may be used for such purpose. Upon the first anniversary of the Closing Date, twenty-five thousand (25,000) shares of Kellwood Common Stock shall be released to Seller with the balance released on the second anniversary of the Closing Date, in each case, less any amount subject to a Claim for indemnification made pursuant to this Agreement. In addition, if the Net Asset Value as reflected on the Estimated Net Asset Statement (as defined in Section 3.6(a) below) is less than Eighteen Million Three Hundred Thousand Dollars ($18,300,000), the escrow shall include that number of shares of Kellwood Common Stock equal to such shortfall, divided by the Per Share Value.

     2.6. ADJUSTMENT RELATED TO FISCAL YEAR 1998 INCOME. The parties acknowledge that prior to Closing, Seller will make a distribution (the "ESTIMATED DISTRIBUTION") to its shareholders in an amount equal to Eighty-Five Percent (85%) of the net income shown on the estimated income statement for the fiscal year ended September 30, 1998 (the "ESTIMATED NET INCOME STATEMENT"). Seller will deliver a copy of the Estimated Income Statement to Buyer two (2) business days prior to any such distribution. If the net income ultimately computed for the fiscal year ended September 30, 1998 and the subsequent period through Closing is more than the Estimated Distribution, then Buyer will pay the excess to Seller. If such net income is less than the Estimated Distribution,
then Seller will pay over the shortfall to Buyer.   Any amount due to or from
Seller shall be included in the Net Asset Statement, and paid in cash within ten
(10) days of the completion of the Net Asset Statement.

                                   ARTICLE III

                       THE CLOSING AND TRANSFER OF ASSETS

     3.1. Closing. The transfer of assets contemplated by this Agreement (the "CLOSING") shall occur at the offices of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, Three Embarcadero Center, San Francisco, California, at 10:00 A.M. on the third business day following the satisfaction of the conditions precedent in Articles IX and X hereof or at such other time or place as may be mutually agreed upon by the parties (the "CLOSING DATE"). Upon consummation, the Closing shall be deemed to take place as of the opening of business on the Closing Date. The parties will cooperate to cause the Closing to occur promptly after satisfaction of all conditions to Closing set forth herein.

     3.2. NET ASSET STATEMENT; NET INCOME STATEMENT; AND SETTLEMENT. Seller shall prepare and deliver to Buyer an income statement which reflects net income for the Business for the period from October 1, 1997 through the Closing Date (the "NET INCOME STATEMENT") and a balance sheet of the Business as of the Closing Date which reflects the book value of the Purchased Assets, the Assumed Liabilities and the resulting Net Asset Value (the "NET ASSET STATEMENT") within sixty (60) days after the Closing Date. The Net Asset Statement and the Net Income Statement shall include all year-end adjustments historically reflected in the financial statements. Concurrent with the delivery of the financial statements, Seller shall cause to be delivered to Buyer all work papers related thereto. Buyer shall have forty-five (45) days to review and approve the Net Asset Statement and the Net Income Statement. In the event the parties do not agree on the Net Asset Statement and the Net Income Statement, they shall each use their best efforts to reach agreement within the following thirty (30) days, including (if necessary) submitting the disputed matter to arbitration and being bound by the results thereof. Such arbitration shall be initiated by the parties each instructing their respective auditors to agree upon an independent accounting firm chosen from the remaining three of the "BIG FIVE" accounting firms to act as arbitrator, the parties agreeing to share equally in the cost of any arbitration. Within thirty (30) days after the final determination of the Net Asset Statement, the consideration shall be adjusted as set forth in
Section 2.2.

     3.3. PREPARATION OF THE NET ASSET STATEMENT AND THE NET INCOME STATEMENT. The Net Asset Statement and the Net Income Statement shall be prepared in accordance with the same generally accepted accounting principles and procedures used in, and on a basis consistent with, those applied by Seller in preparing financial statements for the Business for prior year-end periods; provided, however, that for purposes of preparing the Net Asset Statement, the following principles shall also be applied:

             (a) Excluded Assets and Excluded Liabilities and Obligations shall be excluded;

             (b) Assumed Liabilities shall be accrued, including, to the extent reasonably required by GAAP or as agreed by Buyer and Seller, items disclosed in the Seller Disclosure Schedule and not otherwise identified as Excluded Liabilities and Obligations;

             (c) Provision shall be made for the full value of all accrued vacation; and

             (d) There shall be no provision for federal, state or other taxes based upon net income.

     Buyer shall render all reasonable assistance in connection with the preparation of the Net Asset Statement and the Net Income Statement.

     3.4. NET ASSET STATEMENT NOT AN ALLOCATION. The Net Asset Statement shall be prepared solely for the purpose of determining the Net Asset Value of the Business and the final purchase price to be paid to Seller, and the valuations do not reflect or indicate the price to be paid for any individual class or category of Purchased Assets.

     3.5. DELIVERIES BY BUYER. At the Closing, Buyer shall deliver the following:

             (a) To Seller, the shares of Kellwood Common Stock, as adjusted, if necessary, based upon the Net Asset Value reflected on the Estimated Net Asset Statement and to the holder of the Escrow the balance of the Kellwood Common Stock to be delivered hereunder;

             (b) Opinion of counsel in substantially the form attached hereto as Attachment II; and

             (c) All other instruments or documents necessary or appropriate to carry out the transactions contemplated hereby.

     3.6. DELIVERIES BY SELLER AND THE STOCKHOLDERS. At the Closing, Seller and the Stockholders (as relevant) shall deliver the following:

             (a) An Estimated Net Asset Statement as of the Closing Date prepared in accordance with the principles set forth in Section 3.3 hereof (the "ESTIMATED NET ASSET STATEMENT");

             (b) An Investment Letter in substantially the form attached hereto as Attachment III;

             (c) Trademark Assignment in substantially the form attached hereto as Attachment IV;

             (d)   Vehicle titles and assignments thereof;

             (e) Certificate of Amendment to Seller's Certificate of Incorporation changing the name of Seller to "FRITZI REALTY" or such other name as contemplated by Section 1.2(k) hereof, such that Buyer shall be entitled to use the name "FRITZI CALIFORNIA" as the corporate title of an entity to carry on the Business;

             (f) Lessor's Consent to Assignment in substantially the form attached hereto as Attachment V from each lessor (other than Seller) of real or personal property used in the Business;

             (g) Payoff and release letters from Bank of America National Trust and Savings Association and other creditors of the Business together with UCC-3 termination statements with respect to financing statements filed against Seller, the Business or any of the Purchased Assets;

             (h) Certificates and documents to withdraw Seller's qualification to do business as a foreign corporation in New Jersey and each other state where Seller is qualified to do business as a foreign corporation;

             (i) Opinion of counsel in substantially the form attached hereto as Attachment VI; and

             (j) All other endorsements, instruments or documents necessary or appropriate to carry out the transactions contemplated hereby.

At the Closing, Seller shall take all steps necessary to place Buyer in actual possession and operating control of the Business and the Purchased Assets.

     3.7. CLOSING AGREEMENTS. At the Closing, the parties shall execute, acknowledge and deliver the following:

             (a)   The Escrow Agreement;

             (b) General Assignment, Bill of Sale and Assumption of Liabilities in substantially the form attached hereto as Attachment VII;

             (c) Consulting Agreement between Buyer and each of Valli Benesch and Robert Tandler in substantially the form attached hereto as Attachment VIII;

             (d) Non-competition Agreements between Buyer and each of Valli Benesch and Robert Tandler in substantially the form attached hereto as Attachment IX;

             (e) Leases of the Owned Real Estate between Seller, as lessor, and Buyer, as lessee, in substantially the form attached hereto as Attachment X; and

             (f) Such other instruments or documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

     3.8.    NON-ASSIGNABLE CONTRACTS.

     (a) To the extent that the assignment by Seller of any contract included in the Purchased Assets is not permitted without (i) the consent of the other party to the contract, (ii) the approval of Buyer as a source of the products or services called for by the contract or (iii) the approval of Buyer as a lessee, this Agreement shall not be deemed to constitute an assignment or an attempted assignment of the contract, if such assignment or attempted assignment would constitute a breach thereof and such consent or approval has not been obtained.

     (b) If any consent, approval or novation is requested but not obtained, each of Seller and the Stockholders shall cooperate with Buyer in any reasonable arrangement designed to provide Buyer with all of the benefits under the contract, as if such consent, approval or novation had been obtained, including subleases from Seller and undertakings by Buyer of the work necessary to complete contracts as the agent of Seller with the understanding that Seller shall then invoice the purchaser for products shipped and promptly remit the amount of the receivable to Buyer. In any such arrangement, Buyer shall have the sole responsibility with respect to the completion of the work; shall bear all costs and expenses with respect thereto; shall be solely entitled to the benefits; and shall be solely responsible for any breach of warranty with respect to performance of such agreements after the Closing Date.

     (c) If a consent, approval or novation is requested but not obtained and as a result Buyer will not receive the benefits under the contract (the "REJECTED CONTRACT"), Buyer shall give written notice to Seller and the following adjustments shall be made: (i) all rights of Seller with respect to each Rejected Contract shall be deemed to be Excluded Assets; (ii) all liabilities and obligations of Seller with respect to each Rejected Contract shall be deemed to be Excluded Liabilities and Obligations; and (iii) the consideration to be paid pursuant to Section 2.l shall be reduced by an amount determined by mutual agreement to account for the value of the Rejected Contract.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                              AND THE STOCKHOLDERS

     Except as set forth in the "SELLER DISCLOSURE SCHEDULE" (defined as the collection of those Schedules beginning with "4." (e.g. Schedule 4.4)), each of Seller and the Stockholders, jointly and severally, hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date, as set forth below.

     4.1. AUTHORITY. Seller and each Stockholder have full right, power and authority, without the consent of any other person, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. All acts or proceedings required to be taken by Seller or any Stockholder to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

     4.2. VALIDITY. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered by, and constitute lawful, valid and legally binding obligations of, Seller and each Stockholder, enforceable in accordance with their respective terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance of any kind or the termination or acceleration of any indebtedness or other obligation of Seller and are not prohibited by, do not violate or conflict with any provision of, and do not constitute a default under or a breach of (a) the charter or by-laws of Seller, (b) any note, bond, indenture, contract, agreement, permit, license or other instrument to which Seller or any Stockholder is a party or by which Seller or any Stockholder or any of their respective assets is bound, (c) any order, writ, injunction, decree or judgment of any court or governmental agency, or (d) any law, rule or regulation applicable to Seller or any Stockholder. No approval, authorization, registration, consent, order or other action of or filing with any person, including any court, administrative agency or other governmental authority, is required for the execution and delivery by Seller or any Stockholder of this Agreement or the consummation by Seller or any Stockholder of the transactions contemplated hereby, except for filings or consents required pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR ACT").

     4.3. DUE ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority and all requisite rights, licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged. Seller is duly licensed, registered and qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership, leasing or operation of its assets or the conduct of its business requires qualification. Schedule 4.3 sets forth each state or other jurisdiction in which Seller is licensed or qualified to do business. Seller has delivered to Buyer an accurate and complete copy of its charter and by-laws.

     4.4. SUBSIDIARIES. Except as set forth on Schedule 4.4, Seller does not own stock or have any equity investment or other interest in, does not have the right to acquire any interest, and does not control, directly or indirectly, any corporation, association, partnership, joint venture or other entity (individually, a "SUBSIDIARY" and collectively the "SUBSIDIARIES").

     4.5. TRANSACTIONS WITH AFFILIATES. Since June 30, 1998, there has not been any dividend or other distribution of assets by Seller. Except as set forth in Schedule 4.5, no Affiliate:

             (a) Owns, directly or indirectly, any debt, equity or other interest or investment (other than investments in public companies) in any corporation, association or other entity which is a competitor, lessor, lessee, customer, supplier or distribution sales agent of the Business;

             (b) Has any cause of action or other claim whatsoever against or owes any material amount to Seller, or is owed any material amount by Seller;

             (c) Has any interest in or owns any property or right used in the conduct of the Business, other than the Owned Real Estate;

             (d) Is a party to any contract, lease, agreement, arrangement or commitment used in the Business; or

             (e)   Received from or furnished to Seller any goods or
     services (with or without consideration) since June 30, 1998.     The term
"AFFILIATE" shall mean any Stockholder, any member of the immediate family including spouse, brother, sister, descendant, ancestor or in-law) of any Stockholder or any corporation, partnership, trust or other entity in which Seller or any Stockholder or any such family member has a five percent(5%) or greater interest or is a director, officer, partner or trustee. The term Affiliate shall also include any entity which controls, or is controlled by, or is under common control with any of the individuals or entities described in the preceding sentence.

     4.6. FINANCIAL STATEMENTS. The financial statements of Seller for the three (3) years ended September 30, 1997 and the nine-month periods ended
June 30, 1997 and June 30, 1998 attached hereto as Schedule 4.6 (the "FINANCIAL STATEMENTS") are, and the Net Asset Statement (as relevant) will be, (a) accurate and complete, (b) in accordance with the books of account and records of Seller, (c) present fairly the financial condition and results of operations of Seller as of the dates and for the periods indicated and (d) prepared in accordance with generally accepted accounting principles of the United States applied on a consistent basis throughout the periods covered thereby and in the ordinary course of business ("GAAP"), except that the unaudited financial statements of Seller as of and for the nine-month periods ended June 30, 1997 and June 30, 1998 and the Net Asset Statement do not contain all of the footnotes required by GAAP, are condensed and are subject to year-end adjustments consistent with past practice. Such financial statements for interim periods reflect (and the Net Asset Statement will reflect) all adjustments necessary for a fair presentation of financial position and, to the extent presented, changes in financial position and results of operations for the periods presented.

     4.7. INTERIM CHANGE. Since June 30, 1998, there has not been (a) any material adverse change, taken as a whole, in the financial condition, assets, liabilities, personnel or business of Seller or in its relationships with suppliers, customers, distributors, lenders, lessors or others, except changes in the ordinary course of business; (b) any damage, destruction or loss, whether or not covered by insurance, adversely affecting the Business; (c) any material forgiveness or cancellation of debts or claims, waiver of any rights or any discharge or satisfaction of any lien, charge or encumbrance or payment of any liability or obligation, other than current liabilities in the ordinary course of business; (d) any event or condition of any character materially adversely affecting the material Business; or (e) any material change in the credit practices of Seller or in the methods or accounting principles used in maintaining their books, accounts or business records. Since June 30, 1998, Seller has not incurred or become subject to, or agreed to incur or become subject to, any liability or obligation, contingent or otherwise relating to the Business except current liabilities and contractual obligations in the ordinary course of business in amounts consistent with past practices and upon terms and conditions not more onerous than those generally available to competitors of Seller. Except as set forth in Schedule 4.7, since August 31, 1998, as to sales of in excess of $300,000 of any particular style of product, there have not been any special sales of any such style of products or any changes by more than 15% in the prices charged for any such style of products.

     4.8. BANKING RELATIONSHIPS AND INVESTMENTS. Schedule 4.8 sets forth an accurate and complete list of all banks and financial institutions in which Seller has an account, deposit, safe-deposit box, lock box or other similar relationship related to the Business, including the names of all persons authorized to draw on those accounts or deposits, or to obtain access to such boxes. Schedule 4.8 sets forth an accurate and complete list of all certificates of deposit, debt or equity securities and other investments owned, beneficially or of record, by Seller (the "INVESTMENTS"). Seller has good and marketable title to all of the Investments. The Investments reflected on Seller's financial statements are, and on the Net Asset Statement will be properly valued in accordance with GAAP.

     4.9. ACCOUNTS RECEIVABLE. Schedule 4.9 sets forth an accurate and complete aging of all outstanding accounts and notes receivable as of October 31, 1998. All outstanding accounts and notes receivable reflected on the Financial Statements are, and on the Net Asset Statement will be, due and valid claims against account debtors for goods or services delivered or rendered, and subject to no defenses, offsets or counterclaims known to Seller, except as reserved against on the Net Asset Statement in accordance with GAAP. All receivables arose in the ordinary course of business. No receivables are subject to prior assignment, claim, lien or security interest. Seller has not incurred any liabilities to customers for rebates, discounts, returns, refunds, promotional allowances or otherwise, except as will be provided for on the Net Asset Statement. Where receivables arose out of secured transactions, all financing statements and other instruments required to be filed or recorded to perfect the title or security interest of Seller have been properly filed and recorded. Schedule 4.9 contains an accurate and complete list of the names and addresses of all banks and financial institutions in which Seller has an account, lock box or other arrangement for the collection of accounts receivable with the names of all persons authorized to draw thereon or with access thereto.

     4.10. INVENTORY. All inventories reflected on the Financial Statements delivered to Buyer are, and on the Net Asset Statement will be (a) properly valued at the lower of average cost or market value in accordance with GAAP as consistently applied in prior annual financial statements in the ordinary course of business; (b) of good and merchantable quality and contain no material amounts that are not salable and usable for the purposes intended in the ordinary course of business and meet the current standards and specifications of the Business; and (c) not excessive in relation to the circumstances of the Business and in accordance with past inventory stocking practices in relation to the circumstances of the Business. All inventories disposed of subsequent to August 31, 1998, have been disposed of only in the ordinary course of business and at prices and under terms that are normal and consistent with past practice. No inventory is held by Seller on consignment, and Seller does not hold title to any inventory held by others. No tooling, forms, patterns or similar assets owned by Seller are in the hands of vendors.

     4.11. MOTOR VEHICLES. Schedule 4.11 sets forth an accurate and complete list of all motor vehicles used in the Business, whether owned or leased. All such vehicles are (a) properly licensed and registered in accordance with applicable law; (b) insured as set forth in Schedule 4.12; (c) in good operating condition and repair (reasonable wear and tear excepted) and (d) not subject to any lien or other encumbrance.

     4.12. INSURANCE. Seller has made available to Buyer copies of all binders, policies of insurance, self insurance programs or fidelity bonds ("INSURANCE") maintained by Seller or in which Seller is a named insured. There are no pending or asserted claims against any Insurance as to which any insurer has denied liability, and no there are claims under any Insurance that have been disallowed or improperly filed. Schedule 4.12 sets forth the claims experience for the last two full fiscal years and the interim period through the date hereof with respect to the Business (both insured and self-insured). No notice of cancellation or non-renewal with respect to, or material increase of premium for, any insurance has been received by Seller. Seller has no knowledge of any facts or the occurrence of any event which reasonably might form the basis of any claim against Seller relating to the conduct or operations of the Business or any of the Purchased Assets.

     4.13. TITLE TO ASSETS. Seller is the sole and exclusive legal and equitable owner of all right, title and interest in and has good and marketable title to all of the Purchased Assets. None of the Purchased Assets which Seller purports to own is subject to (a) any title defect or objection; (b) any contract of lease, license or sale; (c) any security interest, mortgage, pledge, lien, charge or encumbrance of any kind or character, direct or indirect, whether accrued, absolute, contingent or otherwise, except minor liens and encumbrances which do not materially detract from the value or interfere with the present use thereof; (d) any royalty or commission arrangement; or (e) any claim, covenant or restriction. Schedule 4.13 sets forth an accurate and complete list of all depreciable Purchased Assets. The Purchased Assets are reasonably suitable for the purposes for which they are presently being used.

     4.14. REAL ESTATE Schedule 4.14 sets forth an accurate and complete list of each parcel of Owned Real Estate (the "OWNED REAL ESTATE").

     4.15. REAL ESTATE LEASES. Schedule 4.15 sets forth an accurate and complete list of all real property leased or subleased by Seller, including identification of the lease or sublease, street address, legal description and list of contracts, agreements, leases, subleases, options and commitments, oral or written, affecting such Real Estate or any interest therein to which Seller is a party or by which any of its interests in real property is bound (the "REAL ESTATE LEASES"). Seller is in peaceable possession of the premises covered by each Real Estate Lease. Seller has delivered to Buyer accurate and complete copies of each Real Estate Lease and copies of existing title insurance policies, title reports, surveys, environmental audits and similar reports, if any, in the possession of Seller for the real property subject to the Real Estate Leases. At the Closing, Seller shall deliver to Buyer any consents or approvals of any parties required in connection with the assignment of the Real Estate Leases to Buyer.

     4.16. PERSONAL PROPERTY LEASES. Schedule 4.16 sets forth an accurate and complete list of all leases or bailments of personal property used in the Business requiring payments in excess of $20,000 per year (the "PERSONAL PROPERTY LEASES"). Seller is in peaceable possession of the property covered by each Personal Property Lease. Seller has delivered to Buyer an accurate and complete copy of each Personal Property Lease. At the Closing, Seller shall deliver to Buyer any consents or approvals of any parties required in connection with the assignment of the Personal Property Leases to Buyer.

     4.17. INTELLECTUAL PROPERTY. Schedule 4.17 sets forth an accurate and complete list and description (showing in each case any product, device, process, service, advertising program, business or publication covered thereby, the registered or other owner, registration number, and registration or other expiration date, if any) of all Patent Rights, Trademarks and Copyrights utilized in the Business (the "INTELLECTUAL PROPERTY"). With respect to the Intellectual Property:

             (a) Except as set forth on Schedule 4.17, which Schedule sets forth with specificity the nature of Seller's rights (or grant of rights), any limitations thereon, the owner of such rights (or the licensee or grantee of such rights and the nature of such grant), and attaching a copy of the relevant agreement(s) pursuant to which Seller obtained (or granted) such rights, Seller is the sole and exclusive owner of the Intellectual Property and has the sole and exclusive right to use the Intellectual Property;

             (b) Except as set forth on Schedule 4.17, with respect to Seller's use of the Intellectual Property, (i) no action, suit, proceeding or investigation is pending or, to Seller's knowledge, threatened; (ii) to Seller's knowledge, none of the Intellectual Property owned or used by Seller, and none of the Intellectual Property owned by third parties and used in the Business, interferes with, infringes upon, conflicts with or otherwise violates the rights of others or is being interfered with or infringed upon by others, and none is subject to any outstanding order, decree, judgment, stipulation or charge; (iii) there are no royalty, commission or similar arrangements requiring any further payment by Seller or by Buyer as the successor in interest to Seller, (iv) Seller has not agreed to indemnify any person for or against any infringement of or by the Intellectual Property; (v) Seller has no knowledge of any patent, invention or application therefor or similar property which would infringe upon any of the Intellectual Property or render obsolete or adversely affect the manufacture, processing, distribution or sale of products or services relating to the Business; and (vi) all items of Intellectual Property owned by Seller are properly registered under applicable law and all such registrations are valid and in force, and in the case of applications, all patent applications with respect to Patent Rights and all applications to register any Trademarks are pending and in good standing, all without challenge of any kind;

             (c) None of the Intellectual Property, including any agreements or arrangements pursuant to which Seller has rights in third-party Intellectual Property, is subject to any extensions, renewals, taxes or fees due within ninety (90) days after Closing;

             (d) All rights of Seller in and to the Intellectual Property are transferable to Buyer as contemplated herein without any consent, approval or payment which has not already been obtained or made by Seller;

             (e) Seller is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, nor is a party to any contract which restricts or impairs the use of any Intellectual Property;

             (f) During the preceding five (5) years, Seller has not been known by or done business under any other name not listed on
     Schedule 4.17.

             (g) To Seller's knowledge, the operation of the Business in the manner and geographic areas in which the Business is currently conducted by Seller does not interfere with or infringe upon any third-party Patent Right, Trademark or Copyright or any asserted rights of others, including without limitation, with respect to the current labels, logos, product designation, trade dress or packaging of any products; and

             (h) For purposes of this Agreement and the provisions of this Section 4.17, the following terms shall have the following meanings:

                   (I) "COPYRIGHTS" means registered United States and foreign copyrights, copyrightable works, mask works and pending applications to register the same, and all agreements, contracts, licenses, sublicenses, assignments and indemnities that relate or pertain to any of the foregoing;

                   (II) "PATENT RIGHTS" means United States and foreign patents, patent applications, continuations, continuations-in-part, divisions, reissues, patent disclosures, inventions (whether or not patented) or improvements thereto, and all agreements, contracts, licenses, sublicenses, assignments and indemnities that relate or pertain to any of the forgoing; and

                   (III) "TRADEMARKS" means United States, state and foreign trademarks, service marks, logos, trade dress, trade styles, trade names (including all assumed or fictitious names under which the party is conducting business or has within the past five years conducted business), product designations, labels, logos, designer designations, brands, and any other source-identifying devices or symbols, and any combination or variations thereof, whether registered or unregistered, and pending applications to register the foregoing and all registrations thereof, and all agreements, contracts, licenses, sublicenses, assignments and indemnities that relate or pertain to any of the forgoing.

     Copies of all Intellectual Property applications, registration renewals and the like, and all correspondence with respect thereto, shall be delivered to Buyer at Closing.

     4.18.   SOFTWARE  AND INFORMATION SYSTEMS.  Except as set forth in Schedule
4.18 (the "CUSTOMIZED SOFTWARE"), all computer software programs used in the Business are standard, off-the-shelf programs. Seller owns or holds, royalty free, non-exclusive licenses to use the Customized Software in connection with the Business.

             (a) Except as set forth in Schedule 4.18, the Customized Software is not subject to any transfer, assignment, source code escrow agreement, reversion, site, equipment, or other operational limitations; and

             (b) The Customized Software and related systems in their current form are Year 2000 Compliant. "YEAR 2000 COMPLIANT" means that the Software and the hardware systems used or relied on in the Business is designed to be used prior to, during and after the calendar year A.D. 2000, and the Software will accurately receive, provide and process date/time data (including, without limitation, calculating, comparing and sequencing) from, into and between the 20th and 21st centuries, including the years 1999 and 2000, and leap year calculations, and will not malfunction, cease to function, or provide invalid or incorrect results as a result of date/time data, to the extent that other information technology used in combination with the Software, properly exchanges date/time data with it.

     Copies of all Software owned by Buyer and copies of all licenses and other agreements with respect to Customized Software shall be delivered to Buyer at Closing.

     4.19. CUSTOMERS AND SUPPLIERS. All sales contracts and orders with customers and suppliers existing as of the Closing were entered into by or on behalf of Seller and were entered into in the ordinary course of business for usual quantities and at normal prices. Schedule 4.19 sets forth an accurate and complete list of the 15 largest customers, 25 largest vendors and 25 largest contractors of the Business, determined on the basis of revenues from items sold (with respect to customers) or costs of items purchased (with respect to suppliers) for each of the fiscal years ended September 30, 1997 and September 30, 1998. Seller is not aware that any customer or supplier listed on Schedule
4.19 will cease to do business with Buyer after, the consummation of any transactions contemplated hereby. Since June 30, 1998, there has been no cancellation of backlogged orders in excess of the average rate of cancellation prior to such date.

     Neither Seller nor any of its officers or employees, has, directly or indirectly, given or agreed to give any rebate, gift or similar benefit to any supplier, customer, distributor, broker, governmental employee or other person, who was, is or may be in a position to help or hinder the business (or assist in connection with any actual or proposed transaction) which could subject Seller or Buyer to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would have a material adverse effect on the Business.

     Except as set forth on Schedule 4.19, (i) no Person listed on Schedule 4.19 within the last twelve months has threatened in writing to cancel or otherwise terminate the relationship of such Person with the Company, and (ii) no such Person during the last twelve months has decreased materially or threatened in writing to decrease or limit materially, its supplies to the Company or its purchase of the Company's products. Except as set forth on Schedule 4.19, there is no purchase commitment which provides that any supplier will be the exclusive supplier of the Company. There is no material purchase commitment requiring the Company to purchase the entire output of a supplier.

     4.20.   EMPLOYEES.

     (a) Contracts. Schedule 4.20 sets forth an accurate and complete list of all material agreements, arrangements or understandings, written or oral, with officers, directors and employees of Seller, regarding services to be rendered, terms and conditions of employment, and compensation (the "EMPLOYMENT CONTRACTS").

     (b) Compensation. Schedule 4.20 sets forth an accurate and complete list of all employees of Seller, including name, title or position, the present annual compensation (including bonuses, commissions and deferred compensation), years of service and any interests in any incentive compensation plan.
Schedule 4.20 sets forth an accurate and complete list of each employee who may become entitled to receive supplementary retirement benefits or allowances, whether pursuant to a contractual obligation or otherwise, and the estimated amounts of such payments. Since June 30, 1998, except as disclosed on
Schedule 4.20, Seller has not (i) approved, paid, or made any accrual or arrangement for the payment of, bonuses or special compensation of any kind, including any severance or termination pay, to any present or former officer or employee, (ii) made any general wage or salary increases or (iii) increased or altered any other benefits or insurance provided to any employee. No employee is eligible for payments that would constitute "PARACHUTE PAYMENTS" as to Buyer under Section 280G of the Code.

     (c) Disputes. There are no controversies pending or, to the knowledge of Seller or any Subsidiary, threatened involving any group of employees, except individual grievances under any collective bargaining agreement which, in the aggregate, are not material. Seller has not suffered or sustained any work stoppage and no such work stoppage is threatened. No union organizing or election activities involving any nonunion employees of Seller are in progress or threatened.

     (d) Compliance. Seller has complied with all laws, rules and regulations relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, record keeping, occupational health and safety, severance, collective bargaining and the payment of social security and other taxes.

     (e)     WARN  Act.    Seller   is  in  full  compliance  with   the  Worker
Readjustment and Notification Act (the "WARN ACT", codified at 29 USC Section 2101 et seq.), including the prompt and correct furnishing of all notices required to be given thereunder in connection with any "PLANT CLOSING" or "MASS LAYOFF" to "AFFECTED EMPLOYEES", "REPRESENTATIVES" and any state dislocated worker unit and local government officials. No reduction in the notification period under the WARN Act is being relied upon by Seller.
Schedule 4.20 sets forth an accurate and complete list of all employees terminated (except for cause, voluntarily departure or normal retirement), laid off or subjected to a reduction of more than 50% in hours or work during the two full months and the partial month preceding the date of this Agreement.

     (f) Officers, Director and Key Employees. Schedule 4.20 sets forth (i) all wage and salary increases, bonuses and increases in any other direct or indirect compensation received by Officers, Directors or Key Employees since September 30, 1997, (ii) any payments or commitments of Seller to pay any severance or termination pay to any such persons, (iii) any accrual for, or any commitment or agreement by Seller to pay, such increases, bonuses or pay, and
(iv) any bonuses or payment that would be payable to any employee, consultant, agent or other representative of Seller (A) as an inducement for such person to not terminate his or her relationship with the Business or (B) as a result of the transactions contemplated hereby.

     4.21. EMPLOYEE BENEFIT PLANS. Schedule 4.21 sets forth an accurate and complete list of all "WELFARE BENEFIT PLANS" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), "EMPLOYEE PENSION BENEFIT PLANS" (as defined in Section 3(2) of ERISA), bonus, profit sharing, deferred compensation, incentive or other compensation plans or arrangements, and other employee fringe benefit plans whether funded or unfunded, qualified or nonqualified (all the foregoing being herein called "BENEFIT PLANS") maintained or contributed to by Seller or any other organization ("COMMON CONTROL ENTITY") which is a member of a controlled group of organizations (within the meaning of Sections 414(b), (c), (m) or (o) of the Code) for the benefit of any of its officers, employees or other persons. Seller has delivered to Buyer accurate and complete copies of each Benefit Plan (or, in the case of any unwritten Benefit Plans, descriptions thereof) and any amendments thereto. None of the Benefit Plans is (i) a plan subject to Title IV of ERISA or (ii) a "MULTIEMPLOYER PLAN" (within the meaning of Section 3(37) of ERISA).

     4.22. LICENSES AND PERMITS. Schedule 4.22 contains an accurate and complete list of each license, permit, certificate, approval, exemption, franchise, registration, variance, accreditation or authorization issued to Seller and used in the Business (collectively, the "LICENSES AND PERMITS"). The Licenses and Permits are valid and in full force and effect and there are not pending or, to the knowledge of Seller, threatened, any proceedings which could result in the termination, revocation, limitation or impairment of any License or Permit. Seller has all licenses, permits, certificates, approvals, franchises, registrations, accreditations and other authorizations as are necessary or appropriate in order to enable it to own and conduct its business and to own, occupy and lease its real property. No violations have been recorded  in  respect of  any  Licenses  and Permits,  and  Seller  knows of  no meritorious basis therefor. No fines or penalties are due and payable in respect of any License or Permit or any violation thereof.

     4.23. MATERIAL CONTRACTS. Schedule 4.23 sets forth an accurate and complete list of all instruments, commitments, agreements, arrangements and understandings related to the Business (but not the Excluded Assets) to which Seller is a party or bound, or by which any of the Purchased Assets are subject or bound, or pursuant to which Seller is a beneficiary, meeting any of the descriptions set forth below (the "MATERIAL CONTRACTS"):

             (a) Real Estate Leases, Personal Property Leases, Insurance, licenses of Intellectual Property, Technical Information or Software, Employment Contracts, Benefit Plans and Licenses and Permits;

             (b)   Any  contract  for  capital  expenditures  or   for  the
     purchase of goods or services in excess of $50,000;

             (c) Any purchase order, agreement or commitment obligating Seller to sell or deliver any products with an aggregate value exceeding $300,000 at a price which does not cover the cost (including labor, materials and production overhead) plus at least eighty percent (80%) of the customary profit margin associated with such product;

             (d) Any financing agreement or other agreement for borrowing money, and instrument evidencing indebtedness, any liability for borrowed money, any obligation for the deferred purchase price of property in excess of $20,000 (excluding normal trade payables), or any instrument guaranteeing any indebtedness, obligation or liability;

             (e) Any joint venture, partnership, cooperative arrangement or any other agreement involving a sharing of profits;

             (f) Any advertising contract not terminable without payment or penalty on sixty (60) days (or less) notice;

             (g) Any contract entered into outside the ordinary course of business; and

             (h) Any contract with any government or any agency or instrumentality thereof;

             (i) Any contract with respect to the discharge, storage or removal of effluent, waste or pollutants;

             (j) Any contract, license or royalty agreement related to the use of Intellectual Property;

             (k)   Any power of attorney, proxy or similar instrument;

             (l) Any contract for the purchase or sale of any of its assets, other than in the ordinary course of business or granting an option or preferential rights to purchase or sell any assets;

             (m) Any contract to indemnify any party or to share in or contribute to the liability of any party;

             (n) Any contract for the purchase or sale of foreign currency or otherwise involving foreign exchange transactions;

             (o) Any contract containing covenants not to compete in any line of business or with any person in any geographical area;

             (p) Any contract relating to the acquisition of a business or the equity of any other person;

             (q) Any contract relating to the purchase or sale of a portion of its requirements or output;

             (r) Any other contract, commitment, agreement, arrangement or understanding related to the Business (other than those excluded by an express exception from the descriptions set forth in subsections
     (a) through (p) above) that (i) provides for payment or performance by either party thereto having an aggregate value of $50,000 or more or
     (ii) is between an Affiliate and Seller; and

             (s) Any proposed arrangement of a type that if entered into would be a Material Contract.

     Accurate and complete copies of each Material Contract have been delivered to Buyer. Each Material Contract is in full force and effect and is valid, binding and enforceable in accordance with its terms. Each party has complied with all material commitments and obligations on its part to be performed or observed under each Material Contract prior to the date hereof. No event has occurred which is or, after the giving of notice or passage of time, or both, would constitute a default under or a breach of any Material Contract by Seller, or, to the knowledge of Seller, by any other party. Seller has not received or given notice of an intention to cancel or terminate a Material Contract or to exercise or not exercise options or rights under a Material Contract. Seller has not received any notice of a default, offset or counterclaim under any Material Contract, or any other communication calling upon Seller to comply with any provision of any Material Contract or ascertaining noncompliance. The consummation of the transactions contemplated hereby, without notice to or consent or approval of any party, will not constitute a default under or a breach of any provision of a Material Contract, and Buyer will have and may enjoy and enforce all rights and benefits under each Material Contract. There is no security interest, lien, encumbrance or claim of any kind on Seller's interest under any Material Contract.

     4.24. TAXES. Seller, and any partnership or trust in which Seller directly or indirectly owns an interest (collectively, the "TAXPAYERS"), has filed, been included in or sent, or will file, be included in or send, all returns, declarations and reports and all information returns and statements
(collectively, "RETURNS") required to be filed or sent with respect to all foreign, federal, state, county, local and other taxes of every kind and however measured, including income, gross receipts, excise, franchise, property, value added, import duties, employment, payroll, sales and use taxes and any additions to tax and any interest or penalties thereon (collectively, "TAXES") for any period ending on or before the Closing Date and has paid all amounts reflected on the Returns.

     4.25.   PRODUCT   WARRANTY.      All   products   manufactured,   marketed,
distributed, shipped or sold by Seller have been in conformity with all applicable contractual commitments and all expressed warranties. No liability exists or will arise for repair, replacement or damage in connection with such sales or deliveries, in excess of past practice in the ordinary course.
Schedule 4.25 sets forth an accurate and complete statement of all written warranties, warranty policies, service and maintenance agreements of the Business. All warranties are in conformity with the labeling and other requirements of the Magnuson-Moss Warranty Act and other applicable laws. The aggregate annual dollar value of product warranty and return experience for the three (3) years ended September 30, 1998 and the interim period through
October 31, 1998 is set forth in Schedule 4.25. No products heretofore manufactured, marketed, distributed, shipped or sold by Seller are now subject to any guarantee, warranty, claim for product liability, or patent or other indemnity, other than those set forth in Schedule 4.25.

     4.26. PRODUCT LIABILITY. Schedule 4.26 sets forth an accurate and complete list of all existing claims, for the three (3) years prior to the date hereof, known to Seller arising from or alleged to arise from any injury to person or property or economic damage as a result of the ownership, possession or use of any product manufactured, marketed, distributed, shipped or sold prior to the Closing Date. Except as set forth in Schedule 4.26, the Business will not be subject to any claim, expense, liability or obligation arising from any injury to person or property as a result of ownership, possession or use of any product sold prior to the Closing Date. There have been no recalls, and none is threatened or pending, and to the knowledge of Seller, no report has been filed or is required to have been filed with respect to any products of the Business under the Consumer Products Safety Act, as amended, or under any other law, rule or regulation. To the knowledge of Seller, no circumstances exist involving the safety aspects of the Business' products which would cause any obligation to report to any federal, state or local agency. Except as set forth on Schedule 4.26, there are no, and within the last twelve months there have not been any, actions or claims relating to product liability against or involving Seller or any of its products and no actions or claims have been settled, adjudicated or otherwise disposed of within the last twelve months.

     4.27. LEGAL PROCEEDINGS. Except as set forth in Schedule 4.27, Seller is not engaged in or a party to or threatened with any action, suit, proceeding, complaint, charge, hearing, investigation or arbitration or other method of settling disputes or disagreements, and Seller does not know, or have notice of any basis for any such action. Seller has not received notice of any investigation threatened or contemplated by any foreign, federal, state or local governmental or regulatory authority, including those involving the safety of products, the working conditions of employees, the Business' employment practices or policies, or compliance with environmental regulations. Neither Seller, nor the Business nor any of the Purchased Assets is subject to any judgment, order, writ, injunction, stipulation or decree of any court or any governmental agency or any arbitrator. Seller has not received any demand letters from an attorney or other legal representative of a claimant, which, individually or in the aggregate, would (if adversely determined) have a material adverse effect upon the transactions contemplated hereby or the Business. Except as set forth on Schedule 4.27, no insurance company has asserted in writing that such action is not covered by the applicable policy relating thereto.

     4.28. COMPLIANCE WITH LAW. The Business and the Purchased Assets conform to all applicable statutes, codes, ordinances, licensing requirements, laws, rules and regulations, except for such minor violations as do not impair or interfere with the use for which such Purchased Assets are employed. Seller has complied with all statutes, codes, ordinances, licensing requirements, laws, rules, regulations, decrees, awards or orders applicable to its business or operations, including those relating to employment, environmental matters, employee benefits, the production, marketing, sale and distribution of products, labeling of products, trade regulation, antitrust, warranties and control of foreign exchange, and there is not and will not be any liability arising from or related to any violations thereof. No notice from any governmental body or other person of any violation of any statute, code, ordinance, law, rule or regulation or requiring or calling attention to the necessity of any repairs, installation or alteration in connection with the Purchased Assets has been served, and Seller knows of no meritorious basis therefor. Neither Seller, nor any officer, agent or employee of Seller, nor, to the knowledge of Seller, any other person acting on behalf of Seller (a) has made any unlawful domestic or foreign political contributions, (b) has made any payment or provided services which were not legal to make or provide or which Seller or any officer, employee or other person should have known were not legal for the payee or the recipient of the services to receive, (c) has received any payments, services or gratuities which were not legal to receive or which Seller or such person should have known were not legal for the payor or the provider to make or provide, (d) has had any transactions or payments which are not recorded in its accounting books and records or disclosed in its financial statements, (e) has had any off-book bank or cash accounts, (f) has made any payments to governmental officials in their individual capacities for the purpose of affecting their action or the action of the government they represent to obtain special concessions, or (g) has made illegal payments to obtain or retain business.

     4.29. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected on the balance sheet for the year ended September 30, 1997 or for the nine months ended June 30, 1998, or on the Net Asset Statement or a Schedule attached hereto, the Business does not and will not have any indebtedness, duty, responsibility, liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, related to or arising from the operation of the Business or the ownership, possession or use of the Purchased Assets through the Closing Date other than in the ordinary course of its business on terms and conditions and in amounts consistent with past practices and on terms not more onerous than available to other corporations.

     4.30. BROKERS. Except for Bear, Stearns & Co., Inc., neither Seller nor any Stockholder has retained any broker, finder or agent or incurred any liability or obligation for any brokerage fees, commissions or finders fees with respect to this Agreement or the transactions contemplated hereby. Seller shall pay all fees due to Bear, Stearns & Co., Inc.

     4.31. DISCLOSURE. The representations and warranties of Seller and the Stockholders contained in this Agreement and each Schedule, certificate or other written statement delivered pursuant to this Agreement or in connection with the transactions contemplated herein are accurate and complete in all material respects, and do not contain any untrue statement of a material fact or, considered in the context in which presented, omit to state a material fact necessary in order to make the statements and information contained herein or therein not misleading.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to Seller as of the date hereof, and as of the Closing Date, as follows:

     5.1. AUTHORITY. Buyer has full right, power and authority, without the consent of any other person, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. All corporate and other acts or proceedings required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken. The Kellwood Common Stock delivered at Closing will be duly authorized by all necessary corporate action of Buyer, and when issued at Closing will be validly issued, fully paid and non-assessable.

     5.2. VALIDITY. This Agreement has been, and the documents to be delivered at Closing will be, duly executed and delivered by Buyer and constitute lawful, valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance or the acceleration of any indebtedness or other obligation of Buyer and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of (a) the charter or by-laws of Buyer, (b) any contract, agreement, permit, license or other instrument to which Buyer is a party or by which it is bound, (c) any order, writ, injunction, decree or judgment of any court or governmental agency, or (d) any law, rule or regulation applicable to Buyer. No approval, authorization, consent or other order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by Buyer of this Agreement or the consummation by Buyer of the transactions contemplated hereby, except for filings or consents required pursuant to the HSR Act.

     5.3. DUE ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority and all requisite licenses, permits and franchises to own, lease and operate its assets and to carry on the business in which it is engaged.

     5.4. BROKERS. Buyer has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders fees with respect to this Agreement or the transactions contemplated hereby.

     5.5. RESALE CERTIFICATION. Buyer is purchasing the inventory (including raw materials, work-in-process and finished goods) for the purpose of resale and not for use or consumption (except to the extent that raw materials and work-in-process inventory is physically incorporated as a part of finished goods for resale). Buyer agrees to furnish Seller with such additional certification of such intent as Seller may reasonably request.

     5.6. TAX TREATMENT DISCLAIMER. Buyer makes no representation or warranty that the issuance of Kellwood Common Stock and the consummation of the transactions contemplated hereby will qualify as a reorganization within the meaning of Section 368(a) of the Code or otherwise be a tax-free exchange under applicable law.

     5.7. SEC DOCUMENTS. Buyer has timely filed all required documents with the Securities and Exchange Commission ("SEC") since April 30, 1998 (the "BUYER SEC DOCUMENTS"). Buyer has delivered to Seller and the Stockholders accurate copies of Buyer SEC Documents. As of their respective dates, Buyer SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT"), as the case may be, and, at the respective times they were filed, none of Buyer SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Buyer included in Buyer SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

     5.8. NO MATERIAL CHANGE. Except as disclosed in Buyer SEC Documents, since April 30, 1998, there has not been (a) any material adverse change in the financial condition, assets, liabilities, personnel or business of Buyer or in its relationships with suppliers, customers, distributors, lenders, lessors or others, except changes in the ordinary course of business; (b) any damage, destruction or loss, whether or not covered by insurance, materially or adversely affecting its business; or (c) any event or condition of any character materially adversely affecting its business. Prior to Closing, Buyer will disclose to Seller the material terms of the material acquisition currently being negotiated by Buyer (the "OTHER ACQUISITION DISCLOSURE").

                                   ARTICLE VI

                    COVENANTS OF SELLER AND THE STOCKHOLDERS

     Seller and each of the Stockholders hereby agree to keep, perform and fully discharge the following covenants and agreements.

     6.1. INTERIM CONDUCT OF BUSINESS. From the date hereof until the Closing, Seller shall use, and the Stockholders shall cause Seller to use, commercially reasonable efforts to preserve, protect and maintain the Business and the Purchased Assets, and shall operate the Business consistent with prior practice and in the ordinary course of business. Without limiting the generality of the foregoing, from the date hereof until the Closing, except for transactions expressly approved in writing by Buyer, Seller shall, to the extent commercially reasonable:

             (a) Maintain the properties of the Business and Purchased Assets in good repair, order and condition, reasonable wear and tear excepted;

             (b) Maintain and keep in full force and effect all insurance on assets and property or for the benefit of employees of the Business, all liability and other casualty insurance, and all bonds on personnel, presently carried;

             (c) Preserve intact the organization and reputation of the Business and to keep available the services of the present executives, employees and agents of the Business and to preserve the good will of suppliers, customers and others having business relationships with the Business;

             (d) Maintain its books, accounts and records in the usual, regular and ordinary manner on a basis consistent with prior years;

             (e) Not enter into, amend or terminate any employment, bonus, severance or retirement contract or arrangement, nor increase any salary or other form of compensation payable or to become payable to any executives or employees of the Business;

             (f) Not enter into, amend or terminate, or agree to enter into, amend or terminate, any Material Contract, other than in the ordinary and regular course of business;

             (g) Not extend credit in the sale of products, collection of receivables or otherwise, other than in the ordinary and regular course of business;

             (h) Not declare, set aside or pay any dividend or make any other distribution with respect to the capital stock of Seller, except as provided in Section 2.6;

             (i) Not merge or consolidate with or agree to merge or consolidate with, nor purchase or agree to purchase all or substantially all of the assets of, nor otherwise acquire, any corporation, partnership, or other business organization or division thereof;

             (j) Not sell, lease or otherwise dispose of or agree to sell, lease or otherwise dispose of, any of its assets, properties, rights or claims, except in the ordinary course of business;

             (k) Not authorize for issuance, issue, sell or deliver any additional shares of its capital stock of any class or any securities or obligations convertible into shares of its capital stock of any class or issue or grant any option, warrant or other right to purchase any shares of its capital stock of any class;

             (l) Not take any action not previously announced to the trade, including providing promotions, coupons, discount or price increases;

             (m) Not incur or become subject to, nor agree to incur or become subject to, any debt, obligation or liability, contingent or otherwise, except current liabilities and contractual obligations in the ordinary course of business; or

             (n) Not take any action to seek, encourage, solicit or support any inquiry, proposal, expression of interest or offer from any other person or entity with respect to an acquisition, combination or similar transaction involving the Business or substantially all of the assets or securities related thereto, and Seller will promptly inform Buyer of the existence of any such inquiry, proposal, expression of interest or offer and shall not without the written consent of Buyer furnish any information to or participate in any discussions or negotiations with any other person or entity regarding the same; provided, however, that the provisions of this Section will terminate on the date upon which Buyer attempts to renegotiate or proposes any material change in the terms hereof.

     From the date hereof through the Closing, Seller shall confer on a regular and frequent basis with one or more designated representatives of Buyer to report material operational matters and the general status of on-going operations of the Business. Seller shall promptly notify Buyer of any material adverse change in the financial condition, results of operations, properties, business or prospects of the Business and shall keep Buyer fully informed of such events and permit Buyer's representatives to participate in all discussions relating thereto.

     6.2. ACCESS. From the date hereof through the Closing Date, Seller shall give, and the Stockholders shall cause Seller to give, Buyer and its representatives reasonable access to all properties, facilities, personnel, books, contracts, leases, commitments and records, and during this period Seller shall furnish Buyer with all financial and operating data and other information as to the Business and its assets, properties, rights and claims, as Buyer may from time to time request. In particular, Seller shall (a) afford to the officers, employees, attorneys, accountants, appraisers, environmental engineers and other authorized representatives of Buyer reasonable access, during normal business hours, to the offices, plants, properties, books and records of Seller in order that Buyer may have full opportunity to make such engineering, environmental, legal, financial, accounting and other reviews or investigations of the Business and the Purchased Assets as Buyer shall desire to make, (b) use its best efforts to cause its independent public accountants to permit Buyer's independent public accountants to inspect their work papers and other records relating to the Business and the Purchased Assets, and (c) furnish, and cause the officers and employees of Seller to furnish, to Buyer and its authorized representatives all additional financial and operating data and other information regarding their assets, properties, rights, claims, contracts, goodwill and business as Buyer shall from time to time request. All of such access and disclosures will be pursuant to the confidentiality covenants currently existing between the parties, the terms of which are incorporated herein by reference.

     6.3. COLLECTION OF RECEIVABLES. After the Closing, Seller shall permit Buyer to collect, in the name of Seller or otherwise, all receivables and other items which shall be transferred hereunder, and to endorse with the name of Seller any checks, receivables or other items. Seller shall transfer and deliver to Buyer any associated cash or other property which Seller may receive in respect of receivables or other items transferred hereunder. To effectuate the terms and provisions of this Agreement, Seller hereby designate and appoint Buyer and its designees or agents as attorney-in-fact effective as of the Closing Date, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to Seller; to notify the post office authorities to change the address for delivery of mail addressed to Seller to such address as Buyer or its designee or agent may designate; to endorse the name of Seller on any notes, acceptances, checks, drafts, money orders or other evidence of payment of accounts receivable or proceeds from the sale of the Purchased Assets that may come into possession of Buyer or its designee or agent; to sign the name of Seller on any invoices, documents, drafts against, notices to account debtors of Seller and assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsement, assignments or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things any of them may deem necessary and advisable to realize upon the accounts receivable; in each case, however, only to effectuate the transaction contemplate hereby.

     6.4. CONTINUED ASSISTANCE. Following the Closing, Seller and the Stockholders shall refer to Buyer as promptly as practicable any telephone calls, letters, orders, notices, requests, inquiries and other communications relating to the Business. Seller and the Stockholders shall cooperate in an orderly transfer of the Business and the continuation thereof by Buyer. From time to time, at Buyer's request and without further consideration, Seller and the Stockholders shall execute, acknowledge and deliver such documents, instruments or assurances and take such other action as Buyer may reasonably request to more effectively assign, convey and transfer any of the assets, properties, rights or claims of the Business and will assist Buyer in the vesting, collection or reduction to possession of such assets, properties, rights and claims. Stockholders shall cause Seller to fulfill all of its obligations hereunder.

     6.5. CERTAIN PAYMENTS. Promptly following Closing, Seller shall, and the Stockholders shall cause Seller to, pay and fully discharge all amounts owed to employees, all taxes or amounts withheld from employees, all sales taxes collected in the conduct of the Business, and all liabilities and obligations to customers and suppliers of the Business which are not assumed by Buyer as and when due, and shall otherwise pay, discharge or make adequate provision for all other liabilities and obligations of the Business which are not assumed by Buyer, including all Excluded Liabilities and Obligations. Seller shall retain responsibility after the Closing Date for all pending litigation related to the Business and liability for claims therein asserted against Buyer, the Purchased Assets or the Business. Seller shall keep Buyer apprised of the status and all aspects of any litigation which might affect Buyer, the Purchased Assets or the Business, either directly or indirectly, and Seller shall comply with all court orders relating directly or indirectly to such litigation. Buyer shall provide reasonable cooperation to Seller in handling such litigation; provided, that Seller shall reimburse Buyer for its out-of-pocket expenses incurred in connection with such cooperation. Seller shall retain all rights to recover moneys due or damages being sought by Seller under any such litigation.

     6.6. RECORDS AND DOCUMENTS. For three (3) years following the Closing Date, Seller shall grant to Buyer and its representatives, at Buyer's request, access to and the right to make copies of those records and documents related to the Business, possession of which is retained by Seller, which may be necessary or useful in connection with Buyer's conduct of the Business after the Closing. If Seller elects to dispose of the records, Seller shall first give Buyer sixty
(60) days' written notice, during which period Buyer shall have the right to take the records without further consideration.

     6.7. PRODUCT LIABILITY INSURANCE. Seller shall maintain product liability insurance on all products shipped prior to the Closing Date. Buyer shall be an additional named insured under any such policy.

     6.8. CONFIDENTIALITY. After the Closing Date, except as may be required for tax purposes or other regulatory purposes, neither Seller nor any Stockholder nor any Affiliate nor any of the respective successors and assigns of Seller, Stockholders or any such Affiliate shall thereof retain any document, databases or other media embodying any confidential or proprietary know-how which constitutes a part of the Purchased Assets or use, publish or disclose to any third person any confidential or proprietary know-how; provided, however, that Seller shall be entitled to retain copies of any of the foregoing to the extent necessary in connection with prosecuting or defending any matter not assumed by Buyer or related to the Excluded Assets or Excluded Liabilities and Obligations. Seller shall treat as confidential and proprietary and shall not disclose or use, directly or indirectly, in any manner whatsoever, or permit others under its control to disclose or to use, any confidential information concerning Buyer or its business or products obtained pursuant to or in connection with the transactions which are the subject matter of this Agreement, unless the information is or becomes a matter of public knowledge through no fault of Seller or any Stockholder or can be shown to have been in the possession of Seller or any Stockholder prior to disclosure by Buyer. In the event of any termination of this Agreement, Seller and the Stockholders shall promptly return to Buyer upon written request all written information and documents received from Buyer, its Affiliates, accountants or counsel, in connection with such transactions, including all copies thereof. The provisions of this Section 6.8 shall survive any termination of this Agreement.

     6.9.    HSR ACT FILING AND OTHER CONSENTS.

     (a) Seller has filed with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "ANTITRUST DIVISION") a premerger notification in accordance with the HSR Act with respect to the sale of the Purchased Assets by Seller to Buyer pursuant to this Agreement. Seller shall furnish promptly to the FTC and the Antitrust Division any additional information requested by either of them pursuant to the HSR Act in connection with such filings and shall diligently take, or cooperate in the taking of, all steps that are necessary or desirable and proper to expedite the termination of the waiting period under the HSR Act.

     (b) Seller and the Stockholders shall use commercially reasonable efforts to, and shall use their commercially reasonable efforts to cause their appropriate Affiliates to, obtain or make at the earliest practicable date and in any event before the Closing all other consents, governmental authorizations, approvals, estoppel certificates and filings required to be obtained by them or which may be reasonably necessary to the consummation of the transactions contemplated by this Agreement or which are reasonably requested by Buyer.

     (c) On or prior to the Closing Date, Seller shall obtain all such waivers and consents under any indenture, loan agreement or security agreement to which Seller or any Affiliate is a party as are necessary to prevent a breach or violation of, or default under, any such indenture, loan agreement or security agreement as a result of the consummation of the transactions contemplated hereby.

     6.10. BEST EFFORTS. Seller and the Stockholders shall use their best efforts to consummate the transactions contemplated by this Agreement and shall not take any other action inconsistent with their obligations hereunder or which could hinder or delay the consummation of the transactions contemplated hereby. From the date hereof through the Closing Date, Seller and the Stockholders shall use their best efforts to fulfill the conditions to their own and any Affiliate's obligations hereunder and to cause their representations and warranties to remain true and correct in all material respects as of the Closing Date.

     6.11. TRANSFER OF LICENSES AND PERMITS. Seller shall cooperate with Buyer, and shall use commercially reasonable efforts to transfer, assign and pass to Buyer (to the extent it may legally do so) all of its rights under each of the License and Permits (include any environmental Permits), including:

             (a) Executing all assignments and other documents that are necessary to effect transfer or assignment of the Licenses and Permits;

             (b) Providing the governmental authorities responsible for the Permits and Buyer with whatever information and documentation that may be required in connection with the transfer of the Licenses and Permits;

             (c) Complying with its obligations under the Licenses and Permits, and under applicable law relating thereto, prior to the Closing Date;

             (d) On or prior to, the Closing Date, remedying any non-compliance with any of the Licenses and Permits, or with applicable law relating thereto, that has occurred before the Closing Date; and

             (e) Taking such further actions relating to the Licenses and Permits as the governmental authorities may reasonably require.

All costs of Seller's compliance with the obligations imposed under this Section
6.11 shall be borne by Buyer.

                                   ARTICLE VII

                               COVENANTS OF BUYER

     Buyer hereby agrees to keep, perform and fully discharge the following covenants and agreements.

     7.1. RECORDS AND DOCUMENTS. For three (3) years following the Closing Date (or if later to the extent requested in connection with any tax audit), Buyer shall grant to Seller, each Stockholder, and their representatives, at Seller's or the Stockholder's request, access to and the right to make copies of those records and documents, possession of which is transferred to Buyer, as may be necessary or useful in connection with Seller's or the Stockholder's business and affairs after the Closing. If Buyer elects to dispose of the records, Buyer shall first give Seller sixty (60) days' written notice during which period Seller shall have the right to take such records.

     7.2. CONTINUED ASSISTANCE. Buyer shall cooperate with Seller and provide all assistance which Seller may reasonably request, at Seller's expense, in connection with the defense or prosecution of any claims, actions or investigations arising out of or related to the conduct of the Business prior to the Closing or as to any other liabilities not assumed by Buyer.

     7.3. HSR ACT FILING AND OTHER CONSENTS. Buyer has filed with the FTC and the Antitrust Division a premerger notification in accordance with the HSR Act with respect to the sale of the Purchased Assets by Seller to Buyer pursuant to this Agreement. Buyer shall furnish promptly to the FTC and the Antitrust Division any additional information requested by either of them pursuant to the HSR Act in connection with such filings and shall diligently take, or cooperate in the taking of, all steps that are necessary or desirable and proper to expedite the termination of the waiting period under the HSR Act. Buyer shall pay the HSR filing fee. Buyer shall use its commercially reasonable efforts to, and shall use its commercially reasonable efforts to cause its appropriate Affiliates to, obtain or make at the earliest practicable date and in any event before the Closing all other consents, governmental authorizations, approvals, estoppel certificates and filings required to be obtained by it or which may be reasonably necessary to the consummation of the transactions contemplated by this Agreement or which are reasonably requested by Seller.

     7.4. BEST EFFORTS. Buyer shall use its best efforts to consummate the transactions contemplated by this Agreement and shall not take any other action inconsistent with its obligations hereunder or which could hinder or delay the consummation of the transactions contemplated hereby. From the date hereof through the Closing Date, Buyer shall use its best efforts to fulfill the conditions to its own and any Affiliate's obligations hereunder and to cause its representations and warranties to remain true and correct in all material respects as of the Closing Date.

                                  ARTICLE VIII

                                    EMPLOYEES

     8.1. Continued Association With the Business. Seller and the Stockholders shall use reasonable efforts as requested by Buyer to encourage substantially all of the employees of the Business to continue their employment until Closing and thereupon to accept and retain employment with Buyer.

     8.2. RESOLUTION OF PENDING MATTERS. Seller shall resolve all pending grievances, employee complaints or outstanding citations or other pending matters with due regard for not generating changes in work practice or precedents which will have a significant impact on the future operations. Seller shall notify Buyer in advance of any such settlements.

     8.3. EMPLOYEE BENEFIT PLANS. Buyer shall not assume or be responsible for any Benefit Plans or any liabilities related thereto; provided, however, that Buyer shall pay out any such amounts to the extent accrued on the Net Asset Statement. Buyer shall not assume or be responsible for any severance programs provided by Seller. Buyer shall extend at Closing credited employment service to active employees of Seller for purpose of determining eligibility in Kellwood health and life insurance plans, vacation, holidays and qualified retirement savings plan (401(k)). Seller shall grant 100% vesting credit to all of its employees as of the Closing Date in any pension, profit-sharing or similar benefit plan. Buyer shall cooperate with Seller and provide assistance of Buyer's personnel and such administrative services which Seller may reasonably request, at Buyer's expense, to assist Seller in the termination of the benefit plans. Buyer shall provide administrative assistance relating to the distribution of funds required in discontinuing the Seller's 401(k) program. Administrative services shall not include any third party expenses related to discontinuing (canceling) of Benefit Plans. Buyer will permit employees of the Seller who Buyer hires to roll over any distributions they receive from the Fritzi Profit Sharing and 401(k) Plan to a qualified plan maintained by Buyer.

     8.4. WELFARE BENEFIT PLANS. Benefits under any welfare benefit plan for any employee (or dependent of an employee) of Seller who is currently hospitalized or on disability leave shall remain the sole responsibility of Seller and Seller's benefit plans. Seller shall be responsible for complying with the provisions of Sections 601 through 608 of ERISA, concerning the eligibility for continued group health plan coverage, with respect to employees and former employees (and their dependents) of Seller. Buyer shall provide during first nine (9) months following Closing health insurance plan benefits designs similar to those provided by the Seller on the date hereof.

     8.5. RETIREE WELFARE BENEFITS. Buyer shall not assume or be responsible for any obligation whatsoever with respect to welfare benefits, if any, that Seller provides or would provide to retired or former employees. Seller shall retain the liability for any post-retirement or severance welfare benefits that are or may become payable to employees who have become eligible for retirement benefits under Seller pension plan. Seller will retain liability for retiree medical and life benefits for any Employee who on the Closing Date would have been eligible for such benefit under Seller's current program had such employee retired on that date.

     8.6. WARN ACT. Buyer covenants that it will offer employment on substantially similar terms and conditions to (i) a sufficient number of Seller's employees so that in no event will fifty (50) or more of Seller's full-time employees suffer an "EMPLOYMENT LOSS" (as defined under the WARN Act) within ninety (90) days of the Closing Date; and (ii) all employees of Seller who are in good standing with Seller and meet Buyer's customary standards of employment. For such purposes, Buyer will be deemed to have offered employment to an employee of Seller, if Buyer offers employment on substantially similar terms and conditions to those existing on the date hereof to such person within one week after the Closing Date.

     8.7. 1998 BONUS. Kellwood agrees to pay as year-end bonuses to former employees of Seller the aggregate amounts reserved as profit sharing or bonuses on the Net Asset Statement. Such payment will be made to the individuals in such amount as reasonably directed by Seller.

                                   ARTICLE IX

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     Each and all of the obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to fulfillment prior to or at the Closing of the following conditions:

     9.1. ACCURACY OF WARRANTIES AND PERFORMANCE OF COVENANTS. The representations and warranties of Seller and each of the Stockholders contained herein shall be accurate as if made on and as of the Closing Date, except for changes occurring in the ordinary course of the operation of the Business. Seller and each of the Stockholders shall have performed all of the obligations and complied with all of the covenants, agreements and conditions required to be performed or complied with on or prior to the Closing. Seller and the
Stockholders may modify and amend Seller Disclosure Schedule prior to the Closing for events occurring after the date hereof; provided, however, that
Buyer, in its sole discretion, may terminate this Agreement, if any matter disclosed materially adversely affects Buyer's ability to continue the Business as presently conducted, whether by reason of financial exposure, damage to reputation or otherwise. Notwithstanding the foregoing, Buyer shall be entitled to consummate the Closing and thereafter make Claims for a breach of representation or warranty for all matters covered in such modification or amendment of Seller Disclosure Schedule. Seller shall notify Buyer in writing of any such modification or amendment at least three (3) business days prior to Closing. Notwithstanding anything else herein, Seller and the Stockholders will have no responsibility or liability associated with the determination by any customer or supplier of Seller to cancel or reduce business as a result of issues of such customer or supplier with doing business with Buyer, and Buyer will have no rights to terminate this Agreement as a result thereof.

     9.2. NO PENDING ACTION. No action, suit, proceeding or investigation before any court, administrative agency or other governmental authority shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the material transactions contemplated hereby, declare unlawful the transactions contemplated hereby, cause such transactions to be rescinded, or which would materially affect the right of Buyer to own, operate or control the Business or the Purchased Assets.

     9.3. REGULATORY APPROVALS. All regulatory agencies shall have taken such action as may be required to permit the consummation of the transactions contemplated hereby and such actions shall remain in full force and effect and shall be reasonably satisfactory in form and substance to Buyer and its counsel.

     9.4. CONSENTS. All consents by third parties that are required for the transfer of the Business or the Purchased Assets or that are required for the consummation of the transactions contemplated hereby, or that are required in order to prevent a breach of or a default under or a termination of any agreement to which Seller is a party or to which any portion of the property of Seller is subject, shall have been obtained or provided for, except such consents as do not materially adversely affect Buyer's ability to continue the Business as presently conducted.

     9.5. CONDITION OF BUSINESS AND ASSETS. The Business and the Purchased Assets shall not have been adversely affected in any way by any Act of God, fire, flood, accident, war, labor disturbance, legislation (proposed or enacted), or other event or occurrence, whether or not covered by insurance, and there shall have been no change in the Purchased Assets or the Business, its financial condition or prospects, in each case which would materially, adversely affect Buyer's ability to continue the Business as presently conducted, whether by reason of financial exposure, damage to reputation or otherwise.

                                    ARTICLE X

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                           SELLER AND THE STOCKHOLDERS

     Each and all of the obligations of Seller and the Stockholders to consummate the transactions contemplated by this Agreement are subject to fulfillment prior to or at the Closing of the following conditions:

     10.1. ACCURACY OF WARRANTIES AND PERFORMANCE OF COVENANTS. The representations and warranties of Buyer contained herein shall be accurate as if made on and as of the Closing Date, except for changes occurring in the ordinary course of business. Buyer shall have performed all of the obligations and complied with all of the covenants, agreements and conditions required to be performed or complied with on or prior to the Closing.

     10.2. NO PENDING ACTION. No action, suit, proceeding or investigation before any court, administrative agency or other governmental authority shall be pending or threatened wherein an unfavorable judgment, decree or order would prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated hereby or cause such transactions to be rescinded.

     10.3. REGULATORY APPROVALS. All regulatory agencies shall have taken such action as may be required to permit the consummation of the transactions contemplated hereby and such actions shall remain in full force and effect and shall be reasonably satisfactory in form and substance to Seller and its counsel.

     10.4. MINIMUM PER SHARE VALUE The closing price per share of Kellwood common stock on The New York Stock Exchange on the second trading day preceding the Closing date shall be at least $26.00 per share.

     10.5. OTHER TRANSACTION DISCLOSURE. Prior to Closing, Buyer shall provide Seller with the following Other Transaction Disclosure: (a) audited financial statements for the last two fiscal years of the subject company (b) list of stockholders of the subject company by category of holding and the number of shares held by each category; and (c) a copy of Buyer's Report on Form 8-K as filed with the SEC, including as Exhibits thereto a press release and the agreement governing the acquisition transaction, as executed. Seller will have ten (10) days from the delivery of the foregoing to determine in the exercise of its reasonable judgment whether the Other Transaction Disclosure will have a material adverse effect on the business of Buyer taken as a whole or on the transactions contemplated by this Agreement. Seller may elect to terminate this Agreement, without penalty to either party by notice delivered to Buyer prior to 5:00 p.m. central standard time on the tenth day after delivery of the foregoing materials.

                                   ARTICLE XI

                           TERMINATION BY THE PARTIES

     11.1. Termination. Without prejudice to other remedies which may be available to the parties by law or under this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned:

             (a)   by mutual consent of Buyer and Seller;

             (b) by either Buyer or Seller by giving written notice of such termination on the Closing Date to the other (the "NOTIFIED PARTY") if, as of the Closing Date, any condition precedent to the performance of the obligations of the party giving such notice shall not have been satisfied and shall not have been waived by such party; provided, however, that the Notified Party shall be allowed twenty
     (20) days within which to satisfy any such unsatisfied condition precedent;

             (c) by either Buyer or Seller by notice to the other, if the Closing shall not have been consummated on or before January 31, 1999, unless extended by written agreement of the parties hereto, so long as the party giving such notice shall not be in default hereunder; or

             (d)   by Buyer as contemplated by Section 9.1 hereof.

     11.2. EFFECT OF TERMINATION WITHOUT DEFAULT.. If this Agreement is terminated pursuant to Section 11.1 hereof, without any breach or default under this Agreement by a party all further obligations of the parties hereto shall cease and terminate without liability of any party hereto to another party hereto.

     11.3. FAILURE TO CLOSE BECAUSE OF DEFAULT. In the event that this Agreement is terminated pursuant to Section 11.1 by reason of a breach or default under this Agreement, the parties shall have and retain all of the rights afforded them at law or in equity by reason of that breach or default.
In addition, Seller and the Stockholders acknowledge that the Business and the Purchased Assets are unique, that a failure by Seller and the Stockholders to complete the transactions contemplated by this Agreement will cause irreparable and continuing damage to Buyer, and that actual damages for any such failure may be difficult to ascertain and may be inadequate and that Buyer will have no adequate remedy at law. Consequently, Seller and the Stockholders agree that Buyer, its Affiliates, successors and assigns shall be entitled, at Buyer's sole election in the event of a breach or default by Seller and the Stockholders, to specific performance of any of the provisions of this Agreement in addition to any other legal or equitable remedies to which Buyer may otherwise be entitled.

                                   ARTICLE XII

                          SURVIVAL AND INDEMNIFICATION

     12.1. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing and shall be fully effective and enforceable for a period of two (2) years following the Closing Date (unless a different period is specifically assigned thereto), but shall thereafter be of no further force or effect, except as they relate to claims for indemnification timely made pursuant to this Article XII or claims alleging fraud on the part of a party hereto. Any claim for indemnification asserted in writing before the second anniversary of the Closing Date or other applicable survival period shall survive until resolved or judicially determined. Any representations regarding Taxes or Returns and Seller's indemnification obligations with respect thereto shall survive for thirty (30) days after the expiration of the applicable statute of limitations period provided for in Section 6501 of the Code or other applicable period. The undertakings in Article I and the representations contained in Sections 4.1, 4.2, 5.1 and 5.2 shall survive indefinitely.

     12.2. INDEMNIFICATION. Each party shall indemnify and hold harmless the other from and against any and all loss, damage, expense (including court costs, amounts paid in settlement, judgments, reasonable attorneys' fees or other expenses for investigating and defending), suit, action, claim, liability or obligation related to, caused by or arising from any misrepresentation, breach of warranty or failure to fulfill any covenant or agreement contained herein, together with interest at a floating interest rate equal at all times to the rate of interest published from time to time by The Chase Manhattan Bank as the "PRIME RATE" from the date upon which the loss, damage, expense or liability was incurred to the date of payment. Seller and the Stockholders shall be jointly and severally liable for all Claims by Buyer.

     12.3. NOTICE OF CLAIMS. Any party seeking indemnification shall give prompt written notice to the indemnifying party of the facts and circumstances giving rise to the claim (the "NOTICE") for which such indemnified party intends to assert a right to indemnification under this Agreement (collectively, "CLAIMS"). The party receiving the Notice shall have the option to protest any Claim, at such party's own cost and expense. Such option shall be exercised by the giving of notice by the exercising party to the other parties within twenty
(20) days of receipt of a Notice.

     12.4. LIMITATIONS ON SELLER'S AND STOCKHOLDERS' INDEMNIFICATION OBLIGATION. Seller and the Stockholders shall not be liable, and Buyer agrees not to enforce any Claim, for indemnification under this Agreement until the aggregate amount of all such Claims exceeds $200,000 (the "THRESHOLD AMOUNT"), and then Buyer shall be entitled to recover only the amount of such Claims in excess of the Threshold Amount. Buyer shall provide Seller and the Stockholders with Notice of all Claims included in the Threshold Amount. The maximum liability of Seller and the Stockholders for all claims and damages of every kind and character arising under or in connection with this Agreement and the transactions contemplated hereby, including indemnification, shall be ninety percent (90%) of the consideration paid (determined based upon the Per Share Value) pursuant to Section 2.1(a) of this Agreement (the "MAXIMUM AMOUNT"). The value of the Kellwood Common Stock used to fulfill Seller's or Stockholder's indemnification obligation hereunder, for purposes of such Maximum Amount, shall be the Per Share Value. If the shares of Kellwood Common Stock available under the Escrow Agreement are insufficient to cover any Claim by Buyer (or has been delivered to Seller prior to resolution of such Claim), Buyer may take any action or exercise any remedy with respect to such Claim, subject to the limitations hereof. Shares of Kellwood Common Stock held under the Escrow Agreement are in addition to and not exclusive of any other right or remedy otherwise available to Buyer.

     Seller and the Stockholders shall be entitled to credit against the Maximum Amount all amounts actually paid (net of insurance) pursuant to Section 6.5 or with respect to Claims related to Excluded Liabilities and Obligations of the Business (other than Claims related to Taxes, Environmental Laws, Owned Real Estate, Seller welfare benefit plans, Seller employee pension benefit plans, and ERISA and amounts paid to employees for services rendered prior to Closing). Such credit will reduce the Maximum Amount available to Buyer for indemnification under this Article XII. Seller and Stockholder shall assert such claims and provide Notice as contemplated by this Article XII.

     If prior to the third anniversary of the Closing Date the total amount of Claims paid by Buyer and indemnified by Seller or the Stockholders or credited by Seller or the Stockholders hereunder exceeds the Maximum Amount, Buyer shall indemnify and hold Seller and the Stockholders harmless from and against any loss, cost, liability or expense associated with matters as to which either Buyer would have a Claim against Seller and the Stockholders but for the application of the Maximum Amount cap, or Seller and the Stockholders would have the right to credit against the Maximum Amount cap but for the Maximum Amount cap having been equaled or exceeded.

     12.5. ASSUMPTION AND DEFENSE OF THIRD-PARTY ACTION. If any Claim hereunder arises out of a claim against the claimant by a third party (a "THIRD-PARTY CLAIM"), the indemnifying party shall have the right, at its own expense, to participate in or assume control of the defense of the Third-Party Claim, with counsel reasonably satisfactory to the claimant, and to settle and compromise any such Third-Party Claim, provided, however, that such settlement or compromise shall be effected only with the consent of the claimant, which consent shall not be unreasonably withheld. The claimant shall have the right to employ counsel to represent it if, in the claimant's reasonable judgment, it is advisable for the claimant to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the claimant. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any Third-Party Claim, it shall be bound by the results obtained by the claimant with respect to such Third-Party Claim. Each of the parties hereto agrees to render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any Third-Party Claim; provided the claimant shall be reimbursed for any actual out-of-pocket expenses incurred by it in connection therewith at the request of the Indemnifying Party. It is expressly agreed and understood that any defense by Seller of any Third-Party Claims affecting or involving the Purchased Assets shall not be conducted in a manner which materially adversely affects or impairs the value of the Purchased Assets or the Business.

                                  ARTICLE XIII

                             SECURITIES LAW MATTERS

     13.1. Disposition of Shares. The parties acknowledge that the Kellwood Common Stock has not been registered under the Securities Act. Seller represents and warrants that the shares of Kellwood Common Stock being acquired hereunder are being acquired for its own account, and will not be sold or otherwise disposed of, except pursuant to (a) an exemption from the registration requirements under the Securities Act, which does not require the filing by Buyer with the SEC of any registration statement, offering circular or other document, in which case, Seller shall first supply to Buyer an opinion of counsel (which counsel and opinions shall be reasonably satisfactory to Buyer) that such exception is available, or (b) an effective registration statement filed by Buyer with the SEC under the Securities Act.

     13.2. LEGEND. Unless previously registered, the certificates representing the Kellwood Common Stock shall bear the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO, OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Buyer may, unless a registration statement is in effect covering such shares, place stop transfer orders with its transfer agents with respect to such certificates in accordance with federal securities laws.

     13.3.   RESALE REGISTRATION STATEMENT.

     (A) Buyer shall prepare and file with the SEC, as soon as reasonably practicable but in no event later than four (4) business days after the date hereof, a Registration Statement on Form S-3 covering the resale by Seller of the shares of Kellwood Common Stock issued pursuant hereto (the "RESALE REGISTRATION STATEMENT"). Seller shall, promptly after any request by Buyer, furnish to Buyer all financial statements and other information as may be requested by Buyer in connection with preparation and filing of the Resale Registration Statement. Buyer shall use all commercially reasonable efforts to cause the Resale Registration Statement to be declared effective (and to permit Seller to sell pursuant thereto) within fifteen (15) days after the Closing Date, including public disclosure of any material information necessary to ensure that the Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (including any material nonpublic information disclosed by Buyer to Seller), and to keep the Resale Registration Statement continuously effective until the date on which Seller may dispose of all remaining shares of Kellwood Common Stock issued in connection with the transactions contemplated hereby without a registration requirement and without volume restrictions on sales. Buyer further agrees, if necessary during the time that the Resale Registration Statement is required to be maintained effective, to amend or supplement the Resale Registration Statement when required by the registration form, by the instructions applicable to such form, or by the Securities Act. As part of its efforts to cause the Resale Registration Statement to be declared effective, Buyer, promptly after execution of this Agreement, will prepare and file a Form 8-K disclosing the transactions contemplated hereby. Further, Buyer, promptly after the execution of any agreement to effect the acquisition described in the Other Transaction Disclosure, will prepare and file a Form 8-K disclosing the transactions contemplated thereby (including a copy of the acquisition agreement related thereto).

     (b) Buyer agrees to furnish promptly to Seller such number of copies of the Resale Registration Statement, any amendments thereto, any documents incorporated by reference therein, the prospectus included in the Resale
Registration Statement, including any preliminary prospectus, and such other documents as Seller may reasonably request in writing in order to facilitate the disposition of the shares of Kellwood Common Stock covered by the Resale Registration Statement ("REGISTERED STOCK"). In the event that Seller determines to sell Registered Stock by means of an underwritten offering. Buyer reasonably will cooperate in connection therewith, including participating in "ROAD SHOWS" and similar marketing efforts as reasonably requested by the Seller or the underwriters, subject in all events to the reasonable availability of Buyer's officers and personnel.

     (c) Buyer agrees to promptly notify Seller, at any time when a prospectus relating to the Registered Stock is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement to such prospectus or an amendment of the Resale Registration Statement necessary in order to maintain the effectiveness of the Resale Registration Statement and to ensure that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and to promptly file with the SEC and make available to Seller any such supplemented prospectus or amended Resale Registration Statement.

     (d) Seller agrees that, upon receipt of notice from Buyer of the happening of any event of the kind described in Section 13.3(c) hereof, Seller will treat such information as confidential, will immediately discontinue the disposition of Registered Stock pursuant to the Resale Registration Statement until Seller's receipt of the copies of the revised prospectus contemplated by
Section 13.3(c) hereof (a "SUSPENSION PERIOD") and, if so directed by Buyer, Seller will deliver to Buyer all copies, other than permanent file copies then in Seller's possession, of the most recent prospectus covering such Registered Stock at the time of receipt of such notice.

     (e) Buyer shall use all commercially reasonable efforts to register or qualify the Registered Stock under such other securities or blue sky laws of such jurisdictions as Seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable Seller to consummate the public sale or other disposition in such jurisdictions of the Registered Stock, except that Buyer shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified.

     (f) Buyer shall use all commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Resale Registration Statement, and if one is issued, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Resale Registration Statement at the earliest possible moment.

     (g)      Buyer  shall   promptly   file  appropriate   additional   listing
applications, and shall use all commercially reasonable efforts to cause the Registered Stock to be listed on The New York Stock Exchange.

     (h) In connection with the Resale Registration Statement, Buyer shall pay the following registration expenses: (i) all registration and filing fees;
(ii) the fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of Buyer's counsel in connection with blue sky qualifications of the Registered Stock); (iii) printing expenses; (iv) the fees and disbursements of counsel for Buyer and the customary fees and expenses for independent certified public accountants retained by Buyer; and (v) the reasonable fees and expenses of any experts retained by Buyer in connection with such registration. Buyer shall not have any obligation to pay any legal fees of Seller, any underwriting fees, discounts, or commissions attributable to the sale of Registered Stock, or any out-of-pocket expenses of the holders of Registered Stock (or the agents of such holders who manage the holders' accounts).

     (i) Seller shall comply with Regulation M under the Exchange Act, which, among other things, requires a seller of Registered Stock and all affiliates of that seller to suspend all bids for or purchases of shares of Kellwood Common Stock at least one business day before and during any offers and sales of Registered Stock by that seller and until that seller's offers and sales terminate and prohibits any person from stabilizing the prices of a security to facilitate an offering of that security.

     (j) Each of Buyer and Seller shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of such party's obligations under this Section 13.3, including any actions reasonably requested by Buyer in connection with obtaining any required consents or approvals to the actions contemplated hereby under the Securities Act.

     (k) Buyer agrees to indemnify and hold harmless Seller, its directors and officers, and each person, if any, who controls Seller within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys fees and costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or the prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, or expenses arise out of, or are based upon, any such untrue statement or omission, or allegation thereof based upon information furnished in writing to Buyer by Seller or on Seller s behalf expressly for use therein; and, provided further, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that it has been established that any such loss, claim, damage, liability, or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage liability, or expense at or prior to the written confirmation of the sale of the Registered Stock to such person and such current copy of the prospectus was previously provided to Seller and such current copy of the prospectus, would have cured the defect giving rise to such loss, claim, damage, liability, or expense. Any indemnification obligation of Buyer pursuant to this Section 13.3 shall be in addition to and not exclusive of any other liability or indemnification obligation that Buyer may have at law or in equity or pursuant to Article XII of this Agreement.

     (l) Seller agrees to indemnify and hold harmless Buyer, its directors and officers, and each person, if any, who controls Buyer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Buyer to Seller but only with respect to information furnished in writing by Seller or on Seller's behalf expressly for use in the Resale Registration Statement or prospectus relating to the Registered Stock, any amendment or supplement thereto, or any preliminary prospectus; provided, however, that Seller shall not be obligated to provide such indemnity to the extent that such losses, claims, damages, liabilities or expenses result from the failure of Buyer to promptly amend or take action to correct or supplement any such Resale Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by Seller to Buyer expressly for such purpose. In case any action or proceeding shall be brought against Buyer or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against Seller, and its directors, officers and controlling persons shall have the rights and duties given to Buyer, and Buyer or its directors or officers or such controlling person shall have the rights and duties given to Seller, by the preceding section hereof. In no event shall the liability of Seller of Registered Stock hereunder be greater in amount than the amount of the proceeds received by Seller upon the sale of the Registered Stock giving rise to such indemnification obligation. Any indemnification obligation of Seller to this Section 13.3 shall be in addition to, and not exclusive of, any other liability or indemnification obligation that such Seller may have at law or in equity or pursuant to Article XII of this Agreement.

     13.4.   INCIDENTAL REGISTRATION.   If at  any time  prior to the  date upon
which Buyer's obligation to keep the Resale Registration Statement effective terminates, Buyer proposes to register its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering Common Stock for sale to the public), each such time it will give at least 20 days' prior written notice to Seller of its intention to do so. Upon the written request of Seller given within 10 days after receipt of any such notice to register any of its Common Stock (which request shall state the intended method of disposition thereof), Buyer will use its best efforts to cause the Kellwood Common Stock to be included in the securities to be covered by the registration statement proposed to be filed by Buyer, all to the extent requisite to permit the sale or other disposition by Seller; provided, however, that, if the registration pursuant to this Section is an underwritten public offering, the maximum number of shares that may be requested for inclusion thereunder by Seller is no greater than the number of shares originally proposed to be registered by Buyer and provided, further that in the event a person other than Buyer initiates such registration, the number of shares requested for inclusion thereunder by Seller, is no greater than the number of shares originally proposed to be registered for the account of all other person initiating such registration. In the event that any registration pursuant to this Section shall be, in whole or in part, an underwritten public offering, any request by Seller pursuant to this Section to register Kellwood Common Stock shall specify that such Kellwood Common Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. The amount of Kellwood Common Stock to be included in such an underwriting may be reduced, if and only to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the price of the Common Stock to be sold therein. In a public offering either
(i) Buyer will have first priority to sell Common Stock in all registrations of Common Stock initiated by Buyer; provided, however, that in any such public offering, Buyer shall allow Seller to include shares of Kellwood Common Stock in an amount not less than fifteen percent (15%) of the aggregate number of shares to be offered thereby, subject in any event to the immediately preceding sentence, or (ii) if initiated by persons other than Buyer and Seller, such persons will have first priority to sell Common Stock in all registrations securities initiated by such persons, and the number of shares requested to be included in such public offering by Seller and Buyer shall be reduced pro rata based on the number of shares of Kellwood Common Stock owned by Seller on the date notice is given by Seller pursuant to this Section 13.4 and the number of shares proposed to be included by Buyer. Notwithstanding anything to the contrary contained in this Section 13.4, in the event there is an underwritten public offering of Common Stock of Buyer pursuant to a registration covering Common Stock and Seller does not elect to sell Kellwood Common Stock to the underwriters in connection with such offering, Seller agrees not to effect any public sale or distribution of Kellwood Common Stock or a similar security of Buyer, or any securities convertible or exchangeable into or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the five business days prior to, and during the 90-day period beginning on, the effective date of such registration statement, if and to the extent Seller was timely notified of such offering by the managing underwriter or underwriters.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

     14.1. Amendments and Waiver. No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect that party's right at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Agreement in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement. Waivers may be made in advance or after the right occurred has arisen or the breach or default waived has occurred. Any waiver may be conditional.

     14.2. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be, personally delivered or sent by facsimile transmission with confirming copy sent by overnight courier (such as Express Mail, Federal Express, etc.) and a delivery receipt obtained and addressed to the intended recipient as follows:

             (a)  If to Seller or a Stockholder:

                         Fritzi California
                         199 First Street
                         San Francisco, California  94105
                         Attention:  Robert Tandler, President
                         Telecopy No.:  (415) 979-1233

                   With a copy to:

                         Howard, Rice, Nemerovski, Canady, Falk & Rabkin Three Embarcadero Center, 7th Floor
                         San Francisco, CA  94111-4065
                         Attention:  Ronald H. Star, Esq.
                         Telecopy No.: (415) 217-5910

             (b)  If to Buyer:

                         Kellwood Company
                         600 Kellwood Parkway
                         Chesterfield, Missouri  63017-5897
                         Attention: Thomas H. Pollihan, Esq., General Counsel Telecopy No.: (314) 576-3388

                   With a copy to:

                         McDermott, Will & Emery
                         227 West Monroe Street
                         Chicago, IL  60606-5096
                         Telecopy No.:  (312) 984-7700
                         Attention:  Robert A. Schreck, Jr., P.C.

Any party may change its address for receiving notice by written notice given to the others named above.

     14.3. EXPENSES. Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby. Any sales, transfer or other taxes or fees applicable to the conveyance and transfer from Seller to Buyer of the Business and the Purchased Assets shall be borne by Buyer. If any action is brought by either party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys' fees. The provisions of this Section shall survive any termination of this Agreement.

     14.4. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.5. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Buyer shall be entitled to assign its rights and duties under this Agreement to any Affiliate of Buyer without the consent of Seller or the Stockholders; provided, however, that Buyer shall in all events remain liable hereunder. Except as provided in the foregoing sentence, this Agreement shall not be assigned by either party hereto without the express prior written consent of the other party and any attempted assignment, without such consents, shall be null and void. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third-party beneficiary hereto.

     14.6. ENTIRE TRANSACTION. This Agreement and the documents referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof; provided, however, that the provisions contained in the Confidentiality Agreements dated June 22, 1998 and November 11, 1998, shall survive any termination of this Agreement and shall remain in full force and effect until the Closing contemplated hereby is consummated. All exhibits and schedules hereto are hereby incorporated by reference and made a part of this Agreement.

     14.7. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

     14.8. ACCOUNTING TERMS. Any accounting terms used in this Agreement shall, unless otherwise specifically provided, have the meanings customarily given them in accordance with GAAP, and all financial computations hereunder shall, unless otherwise specifically provided, be computed in accordance with GAAP consistently applied.

     14.9. KNOWLEDGE. For purposes of this Agreement, any reference to "THE KNOWLEDGE OF" or "THE BEST KNOWLEDGE OF" a party hereto when modifying any representation and warranty shall mean that such party has no knowledge that such representation and warranty is not true and correct to the same extent as provided in the applicable representation and warranty; and that:

             (a) such party has exercised due diligence and has made appropriate investigations and inquiries of its officers, responsible employees and business records; and

             (b) nothing has come to its attention in the course of such investigation and review or otherwise which would cause such party, in the exercise of due diligence, to believe that such representation and warranty is not true and correct.

References to the knowledge of Seller shall include matters known to the Stockholders. The representations and warranties contained in this Agreement shall not be affected by any investigation, verification or examination by any party hereto or by anyone on behalf of any such party, or any knowledge of facts determined or determinable pursuant to such investigation, except as specifically set forth herein or in a Schedule or document delivered pursuant to this Agreement.

     14.10. OTHER RULES OF CONSTRUCTION. References in this Agreement to sections, schedules and exhibits are to sections of, and schedules and exhibits to, this Agreement, unless otherwise indicated. Words in the singular include the plural and in the plural include the singular. The word "OR" is not exclusive. The word "INCLUDING" shall mean including, without limitation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Each party hereto acknowledges that this Agreement has been negotiated at arms' length by the parties and their respective counsel and that neither party shall be deemed the author or drafter of this Agreement for purposes of construction of the terms hereof or for any other purpose. All parties hereto have participated substantially in the negotiation and drafting of this Agreement and each party hereby disclaims any defense or assertion that any ambiguity herein should be construed against the drafter.

     14.11. ANNOUNCEMENTS. No announcement of this Agreement or any transaction contemplated hereby shall be made by any party prior to the Closing without the written approval of the other parties hereto (which approval shall not be unreasonable withheld), except as required by law or the regulations of any securities exchange. Each party shall use its best effort to maintain the confidentiality of the terms of the purchase and sale transaction contemplated hereby, except as required by law or as necessary to protect the interest of such party hereunder.

     14.12. PARTIAL INVALIDITY. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     14.13. CONTRIBUTION AS AMONG SHAREHOLDERS. To the extent that the Stockholders have any liability or obligation to Buyer hereunder, each of the Stockholders agrees to contribute to each of the other Stockholders in order that such liabilities and obligations, along with associated costs, are borne by the respective Stockholders in proportion to their relative equity ownership of the Seller (on a fully diluted basis) as of the Closing.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.


SELLER:                                    BUYER:

FRITZI CALIFORNIA                          KELLWOOD COMPANY


By: /s/ Robert Tandler                     By: /s/ Hal J. Upbin
    ---------------------------------      -----------------------------------
        Robert Tandler, President                  Hal J. Upbin, President and
                                                   Chief Executive Officer

STOCKHOLDERS:


/s/  Robert Samuel Tandler
-------------------------------------------
     Robert Samuel Tandler


/s/  Valli Diane Benesch
-------------------------------------------
     Valli Diane Benesch


/s/  Ernest Benesch and Fritzi Benesch
-------------------------------------------
     Ernest Benesch and Fritzi Benesch,
     as Trustees, u/t/a dated June 11, 1981


/s/  Ernest Benesch
--------------------------------------------
     Ernest Benesch, as Trustee, u/t/a dated
     January 10, 1991 f/b/o Connie Benesch


/s/  Ernest Benesch
--------------------------------------------
     Ernest Benesch, as Trustee, u/t/a
     dated May 21, 1991


/s/  Robert Samuel Tandler
--------------------------------------------
     Robert Samuel Tandler, as Trustee,
     u/t/a dated April 9, 1992


/s/  Robert Samuel Tandler
--------------------------------------------
     Robert Samuel Tandler, as Trustee,
     u/t/a dated April 30, 1990


/s/  Robert Samuel Tandler
--------------------------------------------
     Robert Samuel Tandler, as Trustee,
     u/t/a dated December 15, 1988
     f/b/o Jacqueline Benesch Tandler


/s/  Valli Diane Benesch
--------------------------------------------
     Valli Diane Benesch, as Trustee,
     u/t/a dated April 14, 1990
     f/b/o Jacqueline Benesch Tandler


/s/  Robert Samuel Tandler
--------------------------------------------
     Robert Samuel Tandler, as Trustee,
     u/t/a dated September 10, 1986
     f/b/o Michelle Benesch Tandler


/s/  Valli Diane Benesch
--------------------------------------------
     Valli Diane Benesch, as Trustee,
      u/t/a dated April 14, 1990
      f/b/o Michelle Benesch Tandler



                                KELLWOOD COMPANY
                              ACQUISITION OF ASSETS
                                      FROM
                                FRITZI CALIFORNIA
                                   ATTACHMENTS

I.     Escrow Agreement
II.    Opinion of Counsel for Buyer
III.   Investment Letter
IV.    Trademark Assignment
V.     Lessor's Consent to Assignment
VI.    Opinion of Counsel for Seller
VII.   General Assignment, Bill of Sale and Assumption of Liabilities
VIII.  Consulting Agreements
IX.    Non-Competition Agreements
X.     Form of Real Estate Lease

                                    SCHEDULES

1.3.   Excluded Assets
2.1    Consideration
2.4.   Allocation of Consideration
3.3.   Preparation of the Net Asset Statement
4.3.   Due Organization
4.5.   Transactions with Affiliates
4.6.   Financial Statements
4.7.   Interim Change
4.8.   Banking Relationships and Investments
4.9.   Accounts Receivable
4.11.  Motor Vehicles
4.12.  Insurance
4.13.  Title to Assets
4.14.  Real Estate
4.15.  Real Estate Leases
4.16.  Personal Property Leases
4.17.  Intellectual Property
4.18.  Software and Information Systems
4.19.  Customers and Suppliers
4.20.  Employees
4.21.  Employee Benefit Plans
4.22.  Licenses and Permits
4.23.  Material Contracts
4.24.  Taxes
4.25.  Product Warranties
4.26.  Product Liability
4.27.  Legal Proceedings